                                                                    Exhibit 10CG



                                    AGREEMENT

                                       OF

                               LIMITED PARTNERSHIP

                                       OF

                        MILLENNIUM PIPELINE COMPANY, L.P.

                                TABLE OF CONTENTS

                                                                        PAGE NO.

ARTICLE 1

      DEFINITIONS

      1.01  Defined Terms......................................................1
      (a)   "AAA"..............................................................1
      (b)   "Abstaining Partner"...............................................1
      (c)   "Act"..............................................................1
      (d)   "Additional Capital Contributions".................................2
      (e)   "Adjusted Capital Account Deficit".................................2
      (f)   "Affiliate"........................................................2
      (g)   "Affiliate Transaction"............................................2
      (h)   "Agreement"........................................................2
      (i)   "Allocation Year"..................................................2
      (j)   "Base Interest Rate"...............................................2
      (k)   "Budget"...........................................................3
      (l)   "Business Day".....................................................3
      (m)   "Capacity Lease and Exchange Agreement"............................3
      (n)   "Capital Account"..................................................3
      (o)   "Capital Contribution".............................................4
      (p)   "Change in Control"................................................4
      (q)   "Code".............................................................4
      (r)   "Columbia".........................................................4
      (s)   "Commitment Voting Date"...........................................5
      (t)   "Contribution Agreement"...........................................5
      (u)   "Contribution Date.................................................5
      (v)   "Credit Support Documents".........................................5
      (w)   "Debt".............................................................5
      (x)   "Delinquent Partner"...............................................5
      (y)   "Depreciation".....................................................5
      (z)   "Dispose," "Disposing" or "Disposition"............................6
      (aa)  "Dispute"..........................................................6
      (bb)  "Effective Date"...................................................6
      (cc)  "FERC".............................................................6
      (dd)  "General Interest Rate"............................................6
      (ee)  "General Partner"..................................................6
      (ff)  "Gross Asset Value"................................................6
      (gg)  "Initial Capital Contributions"....................................7
      (hh)  "In-Service Date"..................................................7
      (ii)  "Interest".........................................................7
      (jj)  "Lake Crossing Agreement"..........................................7

                                TABLE OF CONTENTS
                                   (CONTINUED)

                                                                        PAGE NO.


      (kk)  "Limited Partner"..................................................8
      (ll)  "Limited Partner Owner"............................................8
      (mm)  "Liquidator".......................................................8
      (nn)  "Losses"...........................................................8
      (oo)  "Millennium Pipeline System".......................................8
      (pp)  "MOU"..............................................................8
      (qq)  "Net Cash Flow"....................................................8
      (rr)  "Nonrecourse Deductions"...........................................8
      (ss)  "Nonrecourse Liability"............................................8
      (tt)  "O&M Agreement"....................................................8
      (uu)  "Partner Nonrecourse Debt".........................................8
      (vv)  "Partner Nonrecourse Debt Minimum Gain"............................9
      (ww)  "Partner Nonrecourse Deductions"...................................9
      (xx)  "Partners".........................................................9
      (yy)  "Partnership"......................................................9
      (zz)  "Partnership Property".............................................9
      (aaa) "Person"...........................................................9
      (bbb) "Precedent Agreements".............................................9
      (ccc) "Prime Rate".......................................................9
      (ddd) "Profits" and "Losses".............................................9
      (eee) "Project Agreements"..............................................10
      (fff) "Project Development Agreement"...................................10
      (ggg) "PUHCA"...........................................................11
      (hhh) "PUHCA Company"...................................................11
      (iii) "Regulatory Allocations"..........................................11
      (jjj) "Required Accounting Practices"...................................11
      (kkk) "Required Interest"...............................................11
      (lll) "Sale Notice......................................................11
      (mmm) "Scheduled Capital Contributions".................................11
      (nnn) "Substitute Limited Partner"......................................11
      (ooo) "System Modification".............................................11
      (ppp) "Treasury Regulations"............................................11
      (qqq) "UCC".............................................................11
      (rrr) "Unanimous Consent"...............................................11
      (sss) "Unit"............................................................12
      (ttt) "Withdrawal Effective Date".......................................12
      (uuu) "Withdrawal Notice"...............................................12
      (vvv) "Withdrawal Period"...............................................12
      (www) "Withdrawing Limited Partner".....................................12
      1.02  Construction......................................................12

                                TABLE OF CONTENTS
                                   (CONTINUED)

                                                                        PAGE NO.

ARTICLE 2

      ORGANIZATION

      2.01  Formation.........................................................12
      2.02  Name..............................................................13
      2.03  Registered Agent and Registered Office............................13
      2.04  Location of Principal Place of Business...........................13
      2.05  Business and Purpose..............................................13
      2.06  Term..............................................................13
      2.07  Filing of Certificates............................................13
      2.08  General and Original Limited Partners' Units and Interests........13
      2.09  Additional Limited Partners.......................................14
      2.10  Organization Certificates.........................................14
      2.11  Power of Attorney.................................................14

ARTICLE 3

      CAPITALIZATION AND FINANCING

      3.01  Commencement of Operations........................................15
      3.02  Initial Capital Contributions.....................................15
      3.03  Scheduled and Additional Capital Contributions....................15
      3.04  Failure to Contribute.............................................16
      3.05  Partnership Borrowing.............................................16
      3.06  Additional Financing..............................................17
      3.07  Revenues..........................................................17
      3.08  Partnership Capital...............................................17
      3.09  Advances by Partners..............................................17
      3.10  Capital Accounts..................................................18
      3.11  Capital Contributions for System Modifications....................18

ARTICLE 4

      ALLOCATIONS AND DISTRIBUTIONS

      4.01  Profits...........................................................18
      4.02  Losses............................................................18
      4.03  Special Federal Income Tax Allocations............................19

                                TABLE OF CONTENTS
                                   (CONTINUED)

                                                                        PAGE NO.

      (a)   Minimum Gain Chargeback...........................................19
      (b)   Partner Minimum Gain Chargeback...................................19
      (c)   Qualified Income Offset...........................................19
      (d)   Nonrecourse Deductions............................................20
      (e)   Partner Nonrecourse Deductions....................................20
      (f)   Section 754 Adjustments...........................................20
      4.04  Curative Allocations..............................................20
      4.05  Loss Limitation...................................................20
      4.06  Other Allocation Rules............................................21
      4.07  Contributed Property; Tax Allocations.............................21
      4.08  Distributions.....................................................22

ARTICLE 5

      RIGHTS AND DUTIES OF THE GENERAL PARTNER

      5.01  Management........................................................22
      5.02  Reliance by Public................................................22
      5.03  Restrictions on Authority of General Partner......................23
      5.04  Other Operations..................................................24
      5.05  Disposition of All or Substantially All of Partnership Property...24
      5.06  Contracts with the Partners or their Affiliates...................24
      5.07  Liabilities and Indemnification of the General Partner............24
      5.08  Title to Partnership Properties...................................25
      5.09  Transfer of Interest of General Partner...........................25
      5.10  Compensation......................................................25

ARTICLE 6

      RIGHTS AND OBLIGATIONS OF LIMITED PARTNERS

      6.01  Limitation of Liability...........................................26
      6.02  Management of Business............................................26
      6.03  Conflicts of Interest.............................................26
      6.04  Restrictions on Disposition of Limited Partner's Interest.........27
      6.05  Right of First Refusal............................................29
      6.06  Assignee's Rights.................................................29
      6.07  No Liability of General Partner for Distributions.................30
      6.08  Indemnification...................................................30
      6.09  No Dissolution Caused.............................................30

                                TABLE OF CONTENTS
                                   (CONTINUED)

                                                                        PAGE NO.

      6.10  PUHCA.............................................................30
      6.11  Remedies..........................................................30

ARTICLE 7

      WITHDRAWAL OF THE GENERAL PARTNER AND LIMITED PARTNERS;
      ADMISSION OF ADDITIONAL GENERAL PARTNERS

      7.01  Withdrawal of the General Partner.................................31
      7.02  Admission of Additional General Partner...........................31
      7.03  Withdrawal of a Limited Partner and Effect of Withdrawal..........31

ARTICLE 8

      FISCAL YEAR; BOOKS OF ACCOUNT;
      BANK ACCOUNTS; AND REPORTS

      8.01  Books and Records.................................................33
      8.02  Bank Accounts.....................................................33
      8.03  Tax Elections.....................................................33
      8.04  Annual and Quarterly Reports......................................34
      8.05  Tax Reporting Information.........................................34
      8.06  Reporting Expenses................................................35

ARTICLE 9

      REPRESENTATIONS AND WARRANTIES OF LIMITED PARTNERS

      9.01  Representations and Warranties....................................35

ARTICLE 10

      DISSOLUTION, WINDING UP AND TERMINATION; CONTINUATION

      10.01 Events of Dissolution.............................................37
      10.02 Continuation of Business..........................................37
      10.03 Agreement of Successor General Partner............................38
      10.04 Liquidation.......................................................38
      10.05 Distributions in Kind.............................................39

                                TABLE OF CONTENTS
                                   (CONTINUED)

                                                                        PAGE NO.

ARTICLE 11

      AMENDMENT OF PARTNERSHIP AGREEMENT;
      MEETINGS; RECORD DATE

      11.01 Amendments to be Adopted Solely by General Partner................40
      11.02 Amendments to be Adopted with Consent of Limited Partners.........40
      11.03 Consent of General Partner Required...............................41
      11.04 Meetings..........................................................42
      11.05 Action Without a Meeting..........................................42
      11.06 Record Date.......................................................42

ARTICLE 12

      DISPUTE RESOLUTION

      12.01 Disputes..........................................................43
      12.02 Negotiations to Resolve Disputes..................................43
      12.03 Arbitration.......................................................43

ARTICLE 13

      GENERAL PROVISIONS

      13.01 Payments and Offset...............................................45
      13.02 Notices...........................................................45
      13.03 Ratification......................................................46
      13.04 Execution and Counterparts........................................46
      13.05 Waiver of Partition...............................................46
      13.06 Governing Law, Successors, Severability...........................46
      13.07 Entire  Agreement; Acknowledgment.................................47
      13.08 No Waiver.........................................................47
      13.09 Legends...........................................................47
      13.10 Presumptions......................................................47
      13.11 Time of Essence...................................................47

Exhibit A
Initial Partners, Units, Partnership Interest and Initial Capital
Contributions................................................................A-1

                                TABLE OF CONTENTS
                                   (CONTINUED)

                                                                        PAGE NO.

Exhibit B
Limited Partner Owners.......................................................B-1

                        AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
                        MILLENNIUM PIPELINE COMPANY, L.P.


      THIS AGREEMENT OF LIMITED PARTNERSHIP, dated effective as of May 31, 1998, by and among Millennium Pipeline Management Company, L.L.C., a Delaware limited liability company (the "General Partner"), and those Persons signatory hereto executing as "Limited Partners."

                                    PREAMBLE

      The General Partner and the Limited Partners have formed the Partnership (defined below) to construct and own an interstate natural gas transmission system (the "Millennium Pipeline System") extending from an interconnection with a natural gas transmission system to be owned and operated by TransCanada PipeLines Limited at the border between the United States and Canada in Lake Erie to a terminus in Westchester County, New York. The Partners (defined below) anticipate that the Millennium Pipeline System will be project financed and will be in service by the end of 2000.

                                    ARTICLE 1

                                   DEFINITIONS

      1.01 Defined Terms. As used in this Agreement, the following terms shall have the meanings set forth below when capitalized:

            (a) "AAA" shall have the meaning set forth in Section 12.03 hereof.

            (b) "Abstaining Partner" means any Partner that has elected to abstain from voting on any matter to be voted on by the Partners.

            (c) "Act" means the Delaware Revised Uniform Limited Partnership Act; Del. Code Ann. Title 6 Sections 17-101 to 17-1111, as amended from time to time.


                      ------------------------------------


UNITS IN MILLENNIUM PIPELINE COMPANY, L.P. HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED UNLESS SUBSEQUENTLY REGISTERED UNDER SUCH ACTS OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE. THIS AGREEMENT CONTAINS ADDITIONAL RESTRICTIONS ON SALES AND OTHER TRANSFERS OF UNITS.

            (d) "Additional Capital Contributions" means Capital Contributions made by the Partners in excess of the Initial Capital Contributions or the Scheduled Capital Contributions.

            (e) "Adjusted Capital Account Deficit" means, with respect to any Partner, the deficit balance, if any, in such Partner's Capital Account as of the end of the relevant Allocation Year, after giving effect to the following adjustments:

                  (i) Credit to such Capital Account any amounts which such
            Partner is deemed to be obligated to restore pursuant to the penultimate sentences in Sections 1.704-2(g)(1) and 1.704-2(i)(5) of the Treasury Regulations; and

                  (ii) Debit to such Capital Account the items described in
            Sections 1.704- 1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5) and
            1.704-1(b)(2)(ii)(d)(6) of the Treasury Regulations.

            The foregoing definition of Adjusted Capital Account Deficit is intended to comply with the provisions of Section 1.704-1(b)(2)(ii)(d) of the Treasury Regulations and shall be interpreted consistently therewith.

            (f) "Affiliate" means, with respect to any Person, any other Person that directly or indirectly through one or more intermediaries controls or is controlled by or is under common control with the Person. The terms "controls," "controlled by" and "under common control with" shall each mean the possession, directly or indirectly or through one or more intermediaries, of more than fifty percent (50%) of the outstanding voting stock of, or the power to direct or cause the direction of the management policies of any Person, whether through ownership of stock, as a general partner or trustee, by contract or otherwise.

            (g) "Affiliate Transaction" means a business transaction between the Partnership and any Limited Partner or any Affiliate thereof; provided, however, that "Affiliate Transaction" shall not include the Project Agreements or any transaction between the Partnership and a Limited Partner or any Affiliate thereof for transportation of natural gas or other services offered by the Partnership relating to the Millennium Pipeline System.

            (h) "Agreement" means this Agreement of Limited Partnership as originally executed or as amended, modified, supplemented or restated from time to time.

            (i) "Allocation Year" means (i) the period commencing on the Effective Date and ending on December 31, 1998, (ii) any subsequent twelve
      (12) month period commencing on January 1 and ending on December 31 or
      (iii) any portion of the periods described in clauses (i) or (ii) for which the Partnership is required to allocate Profits, Losses and other items of Partnership income, gain, loss or deduction pursuant to Article 4 hereof.

            (j) "Base Interest Rate" means a rate per annum equal to the lesser of (a) two percent (2%) plus the Prime Rate and (b) the maximum rate permitted by applicable law.

            (k) "Budget" means the annual operating budget or any other budget for the Partnership approved by the General Partner.

            (l) "Business Day" means any day other than a Saturday, Sunday or a holiday on which national banking associations in the State of New York are authorized to close.

            (m) "Capacity Lease and Exchange Agreement" means that certain Capacity Lease and Exchange Agreement to be entered into between the Partnership and Columbia for the lease of capacity on the Millennium Pipeline System on terms approved by the General Partner as the same may be amended or modified from time to time.

            (n) "Capital Account" means, with respect to any Partner, the Capital Account maintained for such Partner in accordance with the following provisions:

                  (i) To each Partner's Capital Account there shall be credited
            (A) such Partner's Capital Contributions, (B) that Partner's share of Profits and any items in the nature of income or gain which are specially allocated pursuant to Sections 4.01 and 4.03 hereof, and
            (C) the amount of any Partnership liabilities assumed by such Partner or which are secured by any Partnership Property distributed to such Partner; provided, however, that the principal amount of a promissory note which is not readily traded on an established securities market and which is contributed to the Partnership by the maker of the note (or a Partner related to the maker of the note within the meaning of Treasury Regulations Section 1.704-1(b)(2)(ii)(c)) shall not be included in the Capital Account of any Partner until the Partnership makes a taxable disposition of the note or until (and to the extent) principal payments are made on the note, all in accordance with Treasury Regulations Section 1.704-1(b)(2)(iv)(d)(2);

                  (ii) To each Partner's Capital Account there shall be debited
            (A) the amount of money and the Gross Asset Value of any Partnership Property distributed to such Partner pursuant to any provision of this Agreement, (B) such Partner's share of Losses and any items in the nature of expenses or losses which are specially allocated pursuant to Sections 4.02 or 4.03 hereof and (C) the amount of any liabilities of such Partner assumed by the Partnership or which are secured by any Partnership Property contributed by such Partner to the Partnership;

                  (iii) In the event Units are transferred in accordance with the terms of this Agreement, the transferee shall succeed to the Capital Account of the transferor in the same proportion as the Units so transferred; and

                  (iv) In determining the amount of any liability for purposes of subparagraphs (i) and (ii) above, there shall be taken into account Code Section 752(c) and any other applicable provisions of the Code and Treasury Regulations.

            The foregoing provisions and the other provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Treasury Regulations Section 1.704-1(b), and shall be interpreted and applied in a manner consistent with such Treasury Regulations. In the event the General Partner shall determine that it is prudent to modify the manner in which the Capital Accounts or any debits or credits thereto (including, without limitation, debits or credits relating to liabilities which are secured by contributed or distributed property or which are assumed by the Partnership or any Partner), are computed in order to comply with such Treasury Regulations, the General Partner may make such modification, provided that it is not likely to have a material effect on the amounts distributed to any Person pursuant to Article 10 hereof upon the dissolution of the Partnership. The General Partner also shall make
      (i) any adjustments that are necessary or appropriate to maintain equality between the Capital Accounts of the Partners and the amount of capital reflected on the Partnership's balance sheet, as computed for book purposes, in accordance with Treasury Regulations Section 1.704-1(b)(2)(iv)(q), and (ii) any appropriate modifications in the event unanticipated events might otherwise cause this Agreement not to comply with Treasury Regulations Section 1.704-1(b).

            (o) "Capital Contribution" means the total amount of money and/or the initial Gross Asset Value of any property (net of any liabilities assumed or taken subject to) actually contributed to the Partnership by all of the Partners or any class of Partners or any one Partner, as the context requires. A Limited Partner's Capital Contribution includes its Initial Capital Contribution plus the amount of any Scheduled Capital Contributions or Additional Capital Contributions paid by the Limited Partner.

            (p) "Change in Control" means the Disposition of (i) a controlling interest in a Limited Partner to a Person that is not an Affiliate of the Limited Partner or Limited Partner Owner or (ii) a controlling interest in a Limited Partner Owner to a Person that is not an Affiliate of the Limited Partner Owner or the Limited Partner; provided, however, that Change in Control shall not include a Disposition of the interests of such Limited Partner Owner in the Millennium Pipeline System, held through the Limited Partner, which exceeds eighty percent (80%) of the value of such Limited Partner Owner. For purposes of this subsection 1.01(p)(ii), (A) a Disposition shall not include a mortgage, pledge, grant of a security interest or other disposition or encumbrance and (B) "controlling interest" shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies of a Person (whether through ownership of securities, partnership, limited liability company or other ownership interests by contract or otherwise).

            (q) "Code" means the Internal Revenue Code of 1986, as amended, or any successor statute thereto.

            (r) "Columbia" means Columbia Gas Transmission Corporation, a Delaware corporation.

            (s) "Commitment Voting Date" means the date on which the General Partner makes the determination to commit the Partnership to purchase all or substantially all of the pipe necessary to construct the Millennium Pipeline System or otherwise to commit to commence construction of the Millennium Pipeline System, taking into consideration factors established by the General Partner from time to time.

            (t) "Contribution Agreement" means that certain Contribution Agreement to be entered into between the Partnership and Columbia on terms and conditions approved by the General Partner pertaining to the contribution of assets by Columbia to the Partnership.

            (u) "Contribution Date" shall have the meaning set forth in subsection 3.03(c) hereof.

            (v) "Credit Support Documents" means documents executed by an Affiliate of a Limited Partner or other Person acceptable to the General Partner whereby the Affiliate or such other Person provides credit support for the obligations of such Limited Partner under this Agreement.

            (w) "Debt" means (i) any indebtedness for borrowed money or the deferred purchase price of property as evidenced by a note, bond or other instrument, (ii) obligations as lessee under capital leases, (iii) obligations secured by any mortgage, pledge, security interest, encumbrance, lien or charge of any kind existing on any asset owned or held by the Partnership whether or not the Partnership has assumed or become liable for the obligations secured thereby, (iv) any net obligation under any interest rate swap agreement, (v) accounts payable and (vi) obligations under direct or indirect guarantees of (including obligations (contingent or otherwise) to assure a creditor against loss in respect of) indebtedness or obligations of the kinds referred to in clauses (i), (ii),
      (iii), (iv) and (v), above, provided that Debt shall not include obligations in respect of any accounts payable that are incurred in the ordinary course of the Company's business and are either not delinquent or are being contested in good faith by appropriate proceedings.

            (x) "Delinquent Partner" shall have the meaning set forth in Section
      3.04 hereof.

            (y) "Depreciation" means, for each Allocation Year, an amount equal to the depreciation, amortization, or other cost recovery deduction allowable with respect to an asset for such Allocation Year, except that, if the Gross Asset Value of an asset differs from its adjusted basis for federal income tax purposes at the beginning of such Allocation Year, Depreciation shall be an amount which bears the same ratio to such beginning Gross Asset Value as the federal income tax depreciation, amortization or other cost recovery deduction for such Allocation Year bears to such beginning adjusted tax basis; provided, however, that if the adjusted basis for federal income tax purposes of an asset at the beginning of such Allocation Year is zero, Depreciation shall be determined with reference to such beginning Gross Asset Value using any reasonable method selected by the General Partner.

            (z) "Dispose," "Disposing" or "Disposition" shall each mean a sale, assignment, transfer, exchange, mortgage, pledge, grant of a security interest or other disposition or encumbrance (including without limitation, by operation of law).

            (aa) "Dispute" shall have the meaning set forth in Section 12.01 hereof.

            (bb) "Effective Date" means the last to occur of (i) the date this Agreement is executed and adopted by all of the parties hereto and (ii) the date the Partnership's Certificate of Limited Partnership is filed with the Secretary of State of the State of Delaware.

            (cc) "FERC" means the Federal Energy Regulatory Commission or any commission, agency or other governmental body succeeding to the power of such commission under the Natural Gas Act.

            (dd) "General Interest Rate"means a rate per annum equal to the lesser of (i) one percent (1%) plus the Prime Rate and (ii) the maximum rate permitted by applicable law.

            (ee) "General Partner" means Millennium Pipeline Management Company, L.L.C., a Delaware limited liability company. The term "General Partner" also includes any other Person who is duly admitted to the Partnership as an additional or substitute general partner.

            (ff) "Gross Asset Value" means, with respect to any asset, the asset's adjusted basis for federal income tax purposes, except as follows:

                  (i) The initial Gross Asset Value of any asset contributed by a Partner to the Partnership shall be the gross fair market value of such asset as determined by the General Partner;

                  (ii) The Gross Asset Values of all Partnership assets shall be adjusted to equal their respective gross fair market values (taking Code Section 7701(g) into account on the date determined), as determined by the General Partner as of the following times: (A) the acquisition of an additional interest in the Partnership by any new or existing Partner in exchange for more than a de minimis Capital Contribution; (B) the distribution by the Partnership to a Partner of more than a de minimis amount of Partnership Property as consideration for an interest in the Partnership; provided that either or both adjustments described in clauses (A) and (B) of this paragraph shall be made only if the General Partner reasonably determine that such adjustment is necessary to reflect the relative economic interests of the Partners in the Partnership;

                  (iii) The Gross Asset Value of any item of Partnership assets distributed to any Partner shall be adjusted to equal the gross fair market value (taking Code Section 7701(g) into account) of such asset on the date of distribution as determined by the General Partner; and

                  (iv) The Gross Asset Values of Partnership assets shall be increased (or decreased) to reflect any adjustments to the adjusted basis of such assets pursuant to Code Sections 734(b) or 743(b), but only to the extent that such adjustments are taken into account in determining Capital Accounts pursuant to Treasury Regulations
            Section 1.704-1(b)(2)(iv)(m) and subparagraph (vi) of the definition of "Profits" and "Losses" or Section 4.02(c) hereof; provided, however, that Gross Asset Values shall not be adjusted pursuant to this subparagraph (iv) to the extent that an adjustment pursuant to subparagraph (ii) of this subsection (ff) is required in connection with a transaction that would otherwise result in an adjustment pursuant to this subparagraph (iv).

      If the Gross Asset Value of an asset has been determined or adjusted pursuant to subparagraph (ii) or (iv) above, such Gross Asset Value shall thereafter be adjusted by the Depreciation taken into account with respect to such asset for purposes of computing Profits and Losses.

            (gg) "Initial Capital Contributions" means the amount in cash to be contributed to the capital of the Partnership pursuant to Articles 2 and 3 hereto by all the Partners, the Limited Partners, the General Partner, or any one Partner, as the context requires.

            (hh) "In-Service Date" shall have the meaning set forth in subsection 7.03(c) hereof.

            (ii) "Interest" means the entire ownership interest of a Partner in the Partnership at any particular time as a General Partner or a Limited Partner holding Units, including, but not limited to, the right of such Partner to any and all rights and benefits to which a Partner is entitled pursuant to the terms of this Agreement. The initial Interest of each Partner shall be as set forth on Exhibit A hereto. The Interest of each Partner shall be adjusted from time to time (i) based upon the Capital Contributions made by the Partners in accordance with Article 3 hereto, with the Interest of each Partner being equal to a fraction, the numerator of which is a Partner's cumulative Capital Contribution and the denominator of which is the cumulative total of all Partner's Capital Contributions; and (ii) upon the withdrawal of a Limited Partner, in which case the Interest of the Withdrawing Limited Partner shall, as of the Withdrawal Effective Date, be distributed pro rata among all of the non-withdrawing Partners in a portion equal to the ratio of (A) the pre-withdrawal Interest of such non-withdrawing Partner to (B) the sum of all pre-withdrawal Interests of all non-withdrawing Partners.

            (jj) "Lake Crossing Agreement" means that certain Lake Crossing Agreement to be entered into between TransCanada PipeLines Limited or an Affiliate thereof and Columbia in its capacity as the project developer under the Project Development Agreement, on terms approved by the General Partner, relating to the construction of the segment of the Millennium Pipeline System which will pass under Lake Erie.

            (kk) "Limited Partner" means any Person who is admitted to the Partnership as a limited partner pursuant to the terms of this Agreement, including the Persons executing this Agreement as "Limited Partners."

            (ll) "Limited Partner Owner" means the Person or Persons that own, of record or beneficially, all of the capital stock or equity interests in a Limited Partner.

            (mm) "Liquidator" shall have the meaning set forth in Section 10.04 hereof.

            (nn) "Losses" shall have the meaning set forth in Section 1.01(ddd) hereof.

            (oo) "Millennium Pipeline System" shall have the meaning set forth in the Preamble to this Agreement.

            (pp) "MOU" means that certain Memorandum of Understanding dated as of December 1, 1997, among Columbia, Westcoast Energy (U.S.), Inc., MCN Investment Corporation and TransCanada PipeLines Limited, as amended, modified and extended.

            (qq) "Net Cash Flow" means the gross cash revenues of the Partnership less the portion thereof used to pay or establish working capital reserves for all Partnership expenses, debt payments, capital improvements, replacements and contingencies, all as determined by the General Partner; provided, however, that Net Cash Flow shall not be reduced by depreciation, amortization, cost recovery deductions or similar allowances, but shall be increased by any reductions of reserves previously established pursuant to the first clause of this definition.

            (rr) "Nonrecourse Deductions" shall have the meaning set forth in
      Section 1.704- 2(b)(1) of the Treasury Regulations.

            (ss) "Nonrecourse Liability" shall have the meaning set forth in
      Section 1.704- 2(b)(3) of the Treasury Regulations.

            (tt) "O&M Agreement" means that certain Operations, Maintenance and Management Services Agreement to be entered into between the Partnership and Columbia on terms and conditions acceptable to the General Partner relating to the operation, maintenance and management of the Millennium Pipeline System.

            (uu) "Partner Nonrecourse Debt" shall have the same meaning as the term "partner nonrecourse debt" set forth in Section 1.704-2(b)(4) of the Treasury Regulations.

            (vv) "Partner Nonrecourse Debt Minimum Gain" means an amount, with respect to each Partner Nonrecourse Debt, equal to the Partnership Minimum Gain that would result if such Partner Nonrecourse Debt were treated as nonrecourse as determined in accordance with Section 1.704-2(i)(3) of the Treasury Regulations.

            (ww) "Partner Nonrecourse Deductions" shall have the same meaning as the term "partner nonrecourse deductions" set forth in Sections 1.704-2(i)(1) and 1.704-2(i)(2) of the Treasury Regulations.

            (xx) "Partners" means the General Partner and the Limited Partners who are admitted as partners in the Partnership, unless otherwise indicated.

            (yy) "Partnership" means Millennium Pipeline Company, L.P., a Delaware limited partnership, as the Partnership may be constituted from time to time.

            (zz) "Partnership Property" means all interests, properties and rights of any type, whether real, personal, tangible or intangible, owned by the Partnership.

            (aaa) "Person" means a natural person, partnership (whether general or limited and whether domestic or foreign), trust, estate, association, corporation, custodian, nominee or any other individual or entity in its own or any representative capacity.

            (bbb) "Precedent Agreements" means the Precedent Agreements entered into on behalf of the Partnership with proposed customers of the Partnership for the transmission of natural gas through the Millennium Pipeline System.

            (ccc) "Prime Rate" means the fluctuating per annum rate of interest announced from time to time by Citibank, N.A. as its "Prime Rate."

            (ddd) "Profits" and "Losses" mean, for each Allocation Year, an amount equal to the Partnership's taxable income or loss for such Allocation Year, determined in accordance with Code Section 703(a) (for purposes of such determination, all items of income, gain, loss or deduction required to be stated separately pursuant to Code Section 703(a)(1) shall be included in taxable income or loss), with the following adjustments (without duplication):

                  (i) Any income of the Partnership exempt from federal income tax and not otherwise taken into account in computing Profits or Losses pursuant to this definition of "Profits" and "Losses" shall be added to such taxable income or loss;

                  (ii) Any expenditures of the Partnership described in Code
            Section 705(a)(2)(B) or treated as Code Section 705(a)(2)(B) expenditures pursuant to Treasury Regulations Section
            1.704-1(b)(2)(iv)(i) and not otherwise taken into account in computing Profits or Losses pursuant to this definition of "Profits" and "Losses" shall be subtracted from such taxable income or loss;

                  (iii) In the event the Gross Asset Value of any Partnership asset is adjusted pursuant to subparagraphs (ii) or (iii) of the definition of Gross Asset Value, the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the Gross Asset Value of the asset) or an item of loss (if the adjustment decreases the Gross Asset Value of the asset) from the disposition of such asset and shall be taken into account for purposes of computing Profits or Losses;

                  (iv) Gain or loss resulting from any Disposition of
            Partnership Property with respect to which gain or loss is recognized for federal income tax purposes shall be computed by reference to the Gross Asset Value of the Partnership Property Disposed of, notwithstanding that the adjusted tax basis of such Partnership Property differs from its Gross Asset Value;

                  (v) In lieu of the depreciation, amortization and other cost recovery deductions taken into account in computing such taxable income or loss, there shall be taken into account Depreciation for such Allocation Year, computed in accordance with the definition of Depreciation;

                  (vi) To the extent an adjustment to the adjusted tax basis of any Partnership asset pursuant to Code Section 734(b) is required, pursuant to Treasury Regulations Section 1.704-1(b)(2)(iv)(m)(4), to be taken into account in determining Capital Accounts as a result of a distribution other than in liquidation of a Partner's Interest, the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) from the disposition of such asset and shall be taken into account for purposes of computing Profits or Losses; and

                  (vii) Notwithstanding any other provision of this definition, any items which are specially allocated pursuant to Sections 4.02 or
            4.03 hereof shall not be taken into account in computing Profits or Losses.

            The amounts of the items of Partnership income, gain, loss or deduction available to be specially allocated pursuant to Sections 4.02 and 4.03 hereof shall be determined by applying rules analogous to those set forth in subparagraphs (i) through (vi) above.

            (eee) "Project Agreements" means the Capacity Lease and Exchange Agreement, the Contribution Agreement, the Lake Crossing Agreement, the O&M Agreement, the Project Development Agreement, and the Precedent Agreements, as the same may be amended and modified from time to time.

            (fff) "Project Development Agreement" means that certain Project Development and Management Services Agreement to be entered into between the Partnership and Columbia on terms and conditions acceptable to the General Partner relating to the construction and development of the Millennium Pipeline System.

            (ggg) "PUHCA" means the Public Utility Holding Company Act of 1935, as amended.

            (hhh) "PUHCA Company" shall have the meaning set forth in Section
      6.10 hereof.

            (iii) "Regulatory Allocations" shall have the meaning set forth in
      Section 4.04 hereof.

            (jjj) "Required Accounting Practices" means generally accepted accounting principles as practiced in the United States at the time prevailing for companies engaged in a business similar to the Partnership or, if inconsistent therewith, the accounting rules and regulations, if any, at the time prescribed by the regulatory body or bodies under the jurisdiction of which the Partnership is at the time operating.

            (kkk) "Required Interest" means a majority of the Interests of Partners that are not Withdrawing Limited Partners or Abstaining Partners.

            (lll) "Sale Notice" shall have the meaning set forth in subsection 6.05(a).

            (mmm) "Scheduled Capital Contributions" shall have the meaning set forth in Section 3.03 hereto.

            (nnn) "Substitute Limited Partner" means any Person admitted to the Partnership as a Limited Partner pursuant to the provisions of Section 6.04(c) hereof.

            (ooo) "System Modification" shall mean any facilities to be installed or action to be taken costing in excess of One Million Dollars (US$1,000,000) to modify, improve, expand or increase the capacity of the Millennium Pipeline System or any portion thereof after the Commitment Voting Date (except in connection with customary maintenance and except for modifications which in the reasonable judgment of the General Partner
      (a) do not result in an expansion of the capacity or a change in the essential design of the Millennium Pipeline System or (b) are necessary to comply with applicable environmental or safety requirements).

            (ppp) "Treasury Regulations" means the Income Tax Regulations, including Temporary Regulations, promulgated under the Code, as such regulations are issued, supplemented and amended from time to time.

            (qqq) "UCC" means the Uniform Commercial Code of the State of Delaware, as amended from time to time.

            (rrr) "Unanimous Consent" means the consent of all Partners holding an Interest in the Partnership who are not Withdrawing Limited Partners or Abstaining Partners.

            (sss) "Unit" means any one of the general or limited partnership interests issued in the following classes:

                  (i) Limited Partner Units -- Nine thousand nine hundred
            (9,900) Units each issued in exchange for an Initial Capital Contribution as set forth in Section 2.08(b) hereof, each representing a 0.01% interest in the Partnership for an aggregate Partnership interest for all Limited Partner Units of ninety-nine percent (99%);

                  (ii) General Partner Units -- One hundred (100) General
            Partner Units issued in exchange for the General Partner's Capital Contribution as set forth in Section 2.08(c) hereof, each representing a 0.01% interest in the Partnership for an aggregate Partnership interest for all General Partner Units of one percent (1%).

            (ttt) "Withdrawal Effective Date" shall have the meaning set forth in subsection 7.03(a) hereof.

            (uuu) "Withdrawal Notice" shall have the meaning set forth in
      Section 7.03(a) hereof.

            (vvv) "Withdrawal Period" shall have the meaning set forth in
      Section 7.04 hereof.

            (www) "Withdrawing Limited Partner" shall have the meaning set forth in Section 7.03(a) hereof.

      Additional terms defined in other sections of this Agreement have the meanings given them in such sections throughout this Agreement.

      1.02 Construction. The headings in this Agreement are inserted for convenience of reference only and shall not affect interpretation of this Agreement. Whenever the context requires, each term stated in either the singular or the plural shall include the singular and the plural, and the gender of all words used in this Agreement includes the masculine, the feminine and the neuter. Except as otherwise noted, references to Articles and Sections refer to articles and sections of this Agreement, and all references to Exhibits are to exhibits attached hereto, each of which is made a part hereof for all purposes. Use of the word "including" shall mean without limitation by reason of enumeration.

                                  ARTICLE 2

                                 ORGANIZATION

      2.01 Formation. For and in consideration of the agreements contained herein, the parties hereto agree to form and do hereby form a limited partnership under the Act. The rights, duties and liabilities of the Partners shall be as provided in the Act, except as otherwise provided herein.

      2.02 Name. The name of the Partnership shall be "Millennium Pipeline Company, L.P.," or such other name or names as the General Partner may from time to time deem necessary, appropriate or advisable.

      2.03 Registered Agent and Registered Office. The initial registered agent of the Partnership in the State of Delaware shall be The Corporation Trust Company and the initial registered office of the Partnership shall be located at 1209 Orange, Wilmington, Delaware 19801. The General Partner may from time to time change the registered agent or registered office of the Partnership, or both. The General Partner shall promptly notify all other Partners of any change in the registered office or registered agent of the Partnership.

      2.04 Location of Principal Place of Business. The principal place of business of the Partnership shall be 12801 Fair Lakes Parkway, Fairfax, Virginia 22030, or such other place as the General Partner may from time to time designate in writing to the Limited Partners. The Partnership may maintain such other offices at such other places as the General Partner deems advisable.

      2.05 Business and Purpose. The business and purpose of the Partnership shall be to design, develop, construct, own and operate a natural gas transmission system extending from an interconnection with a natural gas transmission system to be owned and operated by TransCanada PipeLines Limited at the border between the United States and Canada in Lake Erie to a terminus in Westchester County, New York, and to engage in any other business or activity that now or hereafter may be necessary, incidental, proper, advisable or convenient to accomplish the foregoing purpose that is not forbidden by the law of the jurisdiction in which the Partnership engages in that business. The business and purpose of the Partnership shall additionally encompass any activities contemplated by the rights and powers of the General Partner described in this Agreement to the extent not specifically set forth in this
Section 2.05.

      2.06 Term. The Partnership's existence shall commence on the Effective Date and shall continue until the Partnership terminates pursuant to Article 10 hereof, following dissolution.

      2.07 Filing of Certificates. The General Partner shall execute, file and publish all such certificates, notices, statements or other instruments required by law for the formation or operation of a limited partnership in all jurisdictions where the Partnership may propose to do business. The General Partner may amend the Certificate of Limited Partnership from time to time for any proper purpose.

      2.08 General and Original Limited Partners' Units and Interests.

            (a) The General Partner has accepted Capital Contributions from the Limited Partners consisting of the total amount of money and/or property as set forth on Exhibit A hereto.

            (b) The original Limited Partners and the respective Units, Interest and the Initial Capital Contribution of each Limited Partner shall be as set forth on Exhibit A hereto.

            (c) Millennium Pipeline Management Company, L.L.C., shall be the initial sole General Partner and shall make the Initial Capital Contribution set out on Exhibit A hereto. The General Partner shall receive in exchange for such Initial Capital Contribution one hundred
      (100) General Partner Units representing an aggregate Interest in the Partnership of one percent (1%).

            (d) All Units in the aggregate shall have a one hundred percent (100%) interest in the Partnership.

      2.09 Additional Limited Partners. A Person other than the original Limited Partners shall become a Limited Partner only if (a) such Person executes and delivers to the General Partner an amendment to this Partnership Agreement together with any other documentation that may be required of a prospective Limited Partner by the General Partner, including, without limitation, Credit Support Documents and (b) such amendment to this Partnership Agreement is executed and accepted by the General Partner.

      2.10 Organization Certificates. Upon the request of the General Partner, each Limited Partner agrees to execute and deliver from time to time all certificates and other documents deemed necessary by the General Partner to accomplish all filing, recording, publishing and other acts appropriate to comply with all requirements for the formation, qualification and operation of
(a) a limited partnership under the Act and (b) a limited partnership, or a partnership in which the limited partners have limited liability, in all other jurisdictions where the Partnership shall propose to conduct business.

      2.11 Power of Attorney.

            (a) Each Limited Partner hereby irrevocably designates and appoints the General Partner, its successors and assigns, each with full power of substitution, his agent and attorney-in-fact in his name, place and stead to (i) do any acts necessary to qualify the Partnership to do business under the laws of any jurisdiction in which it is necessary or advisable to file any instrument in writing in connection with such qualification and (ii) consent to, make, execute, swear to and acknowledge, amend, file, record, deliver and publish: (1) any certificate of limited partnership or amended certificate of limited partnership under the Act and any other certificates, either original or amended, required or permitted to be filed or recorded under statutes relating to limited partnerships under the laws of any jurisdiction in which the Partnership shall engage or seek to engage in business; (2) a counterpart of or amendment to this Agreement for the purpose of substituting as a Limited Partner an assignee or successor to all or any portion of a Limited Partner's Interest pursuant to this Agreement; (3) a counterpart of this Agreement or of any amendment hereto for the purpose of filing or recording such counterpart in any jurisdiction in which the Partnership may own property or transact business; (4) all certificates and other instruments necessary to qualify or continue the Partnership as a limited partnership or partnership wherein the Limited Partners have limited liability in any jurisdiction where the Partnership may own property or be doing business; (5) any fictitious or assumed name certificate required or permitted to be filed by or on behalf of the Partnership; (6) any other instrument which is now or which may hereafter be required by law to be filed for or on behalf of the Partnership or its Partners with respect to Partnership business; (7) certificates or other instruments evidencing the dissolution or termination of the Partnership when such shall be appropriate in each jurisdiction in which the Partnership shall own property or do business;
      (8) any amendment to this Agreement adopted pursuant to the applicable provisions of this Agreement; and (9) a counterpart of or amendment to this Agreement for the purpose of admitting or removing a Person as a Partner pursuant to this Agreement (including, but not limited to, the provisions of Section 6.04 hereof).

            (b) Each Limited Partner hereby agrees to execute and deliver to the General Partner within ten (10) days after receipt of a written request therefor such other and further statements of interest and holdings, designations, powers of attorney and other instruments as the General Partner deems necessary or advisable to conduct the business of the Partnership. The power of attorney granted herein is hereby declared irrevocable and a power coupled with an interest, and shall (i) survive the bankruptcy, disability or death of a Limited Partner, if an individual, or the bankruptcy, dissolution or other termination of a Limited Partner, if a corporation, trust, partnership or unincorporated association, and (ii) extend to and be binding upon such Limited Partner's legal representatives, heirs, successors and assigns. Each Limited Partner hereby agrees to be bound by any representations made by the General Partner acting pursuant to such power of attorney, and each Limited Partner hereby waives any and all defenses which may be available to contest, negate or disaffirm any action of the General Partner except in cases of willful misconduct.


                                    ARTICLE 3

                          CAPITALIZATION AND FINANCING

      3.01 Commencement of Operations. The Partnership shall commence operations on the Effective Date.

      3.02 Initial Capital Contributions. The Initial Capital Contributions of the Partners shall be as set forth on Exhibit A attached hereto, which shall include amounts contributed by the Limited Partners or their Affiliates for the development of the Millennium Pipeline System pursuant to the terms of the MOU.

      3.03  Scheduled and Additional Capital Contributions.

            (a) The Partners agree to contribute to the Partnership, upon the request of the General Partner, the capital determined to be necessary from time to time by the General Partner to fund expenditures approved in any Budget (the "Scheduled Capital Contributions"). It is expressly acknowledged and agreed by the Partners that Columbia will be contributing certain assets to the Partnership as part of its Scheduled Capital Contributions, the value of which shall be determined by the General Partner. In addition, the General Partner may request Additional Capital Contributions that, in the judgment of the General Partner, are necessary to enable the Partnership to cause the assets of the Partnership to be properly developed, operated and maintained and to discharge its costs, expenses, obligations and liabilities. Additional Capital Contributions may be requested from time to time and at any time during the term of the Partnership in such amounts as estimated in good faith by the General Partner.

            (b) Additional Capital Contributions may be requested by the General Partner in one or more requests. Each Limited Partner shall cause payment for each respective Additional Capital Contribution to be actually received in hand, in cash, by the General Partner within twenty (20) days after the notice of the Additional Capital Contribution is deemed to have been given to the Limited Partner in accordance with Section 13.02 hereof.

            (c) Each request for a Scheduled Capital Contribution or an Additional Capital Contribution shall specify the Limited Partner's proportionate share of the amount required, a summary of the intended use of the proceeds and the date such Scheduled Capital Contribution or Additional Contribution is due (the "Contribution Date").

      3.04 Failure to Contribute. If a Limited Partner fails to contribute all or any portion of a Capital Contribution that the Limited Partner is required to make by the Contribution Date as provided in this Agreement (becoming a "Delinquent Partner") and such failure continues for sixty (60) days from the date such Capital Contribution is scheduled to be made, then the Delinquent Partner shall be deemed to be a Withdrawing Limited Partner pursuant to Section
7.03 hereof, effective as of the end of such sixty (60) day period; provided, however, a Delinquent Partner shall not be entitled to (i) a return of any Capital Contribution (and shall forfeit the same) and (ii) the indemnification provided pursuant to Section 7.04 hereof. Throughout any period during which a Limited Partner is a Delinquent Partner, the delinquent Capital Contribution, or any delinquent portion thereof, shall bear interest at a rate per annum equal to the lesser of (x) the sum of the Prime Rate plus five percent (5%) and (y) the maximum rate permitted by applicable law from the Contribution Date until the date the Capital Contribution is received by the Partnership.

      3.05 Partnership Borrowing.

            (a) The General Partner may cause the Partnership to borrow money from time to time, from third parties or from the General Partner, and may mortgage or pledge Partnership Property to obtain and secure the repayment of such loans. The proceeds of Partnership loans may be used for any Partnership purpose, including the payment of the costs and expenses related to expenses of the Partnership, to refinance Partnership indebtedness, or to pay costs that would have otherwise been paid by Capital Contributions. The General Partner may cause the Partnership to mortgage or pledge Partnership Properties to secure loans the proceeds of which will be applied to benefit Partnership Properties.

            (b) The General Partner may cause the Partnership to borrow from third parties or the General Partner. The General Partner is not, however, obligated to lend funds to the

      Partnership. If the General Partner loans money to the Partnership, it will receive interest at the Base Interest Rate. The General Partner may secure loans made by it to the Partnership by mortgages or pledges of Partnership Property. Loans by the General Partner to the Partnership shall be treated as indebtedness to a non-Partner lender and will be payable prior to any distributions to the Limited Partners.

      3.06 Additional Financing. No Limited Partner shall be required to make any contribution to the capital of the Partnership other than (a) its Initial Capital Contribution, (b) its Scheduled Capital Contributions, (c) its share of Additional Capital Contributions and (d) any amounts required to be paid to or for the benefit of the Partnership pursuant to Section 13.01 hereof. This provision shall not be deemed a limitation, however, on the General Partner's right to cause the Partnership to borrow or to retain, use or pledge so much of the undistributed revenues and other assets of the Partnership as in its opinion may be required to provide for the Partnership's anticipated future cash needs (including contingencies), or to repay amounts borrowed.

      3.07 Revenues. Any or all revenues received by the Partnership may be accumulated and retained in the Partnership for any Partnership purpose including, but not limited to, the costs of partnership expenses or the repayment of borrowing by the Partnership. The extent to which the Partnership accumulates or expends its revenues will be determined in the sole discretion of the General Partner.

      3.08 Partnership Capital.

            (a) No interest shall be paid by the Partnership on any Capital Contributions or Capital Account balances, except as may be specifically provided in this Agreement.

            (b) No Partner shall have the right to withdraw any part of its Capital Contribution or Capital Account, or to receive any return of any portion of its Capital Contribution or its Capital Account, except as may be specifically provided in this Agreement.

            (c) Under circumstances involving a return of any Capital Contribution, no Partner shall have the right to receive property other than cash, except as may be specifically provided in this Agreement.

            (d) Loans from any Partner to the Partnership shall not be considered Capital Contributions.

            (e) A Partner shall not be required to contribute or to lend any cash or property to the Partnership to enable the Partnership to return any Partner's Capital Contributions.

      3.09 Advances by Partners. If the Partnership does not have sufficient cash to pay its obligations, any Partner(s) that may agree to do so may advance all or part of the needed funds to or on behalf of the Partnership (provided the Partner has made its Capital Contribution). An advance described in this Section 3.09 constitutes a loan from the Partner to the Partnership, bears interest at the General Interest Rate from the date of the advance until the date of payment and is not a Capital Contribution. Approval of the terms of any loan to the Partnership by a Partner shall be determined by majority vote of all Limited Partners that are not lenders in the transaction under consideration plus the approval of the General Partner.

      3.10 Capital Accounts. Each Partner shall have a capital account with a balance maintained in accordance with the definition of "Capital Account" in
Section 1.01(k) hereof.

      3.11 Capital Contributions for System Modifications. No Partner shall have any obligation to make Additional Capital Contributions requested for the purpose of funding the costs of a System Modification unless the Partner has voted in favor of such System Modification. It is the intent of the Partners that the Partners' Interests shall be adjusted to reflect the Interest of each Partner immediately after Additional Capital Contributions are made relating to the costs of any System Modifications. A Partner that votes against a System Modification shall not be permitted to make Capital Contributions for such System Modification unless the Partners voting in favor of the System Modification unanimously consent to such contribution.

                                    ARTICLE 4

                          ALLOCATIONS AND DISTRIBUTIONS

      4.01 Profits. After giving effect to the special allocations set forth in Sections 4.03 and 4.04 hereof, Profits for any Allocation Year shall be allocated as follows:

            (a) First, to each Partner in an amount equal to the excess, if any, of (i) the cumulative Losses allocated to such Partner pursuant to Section 4.02(a) hereof for all prior Allocation Years, over (ii) the cumulative Profits allocated to the Partners pursuant to this Section 4.01(a) for all prior Allocation Years; and

            (b) The balance, if any, to the Partners in proportion to their interests.

      All revenues used to repay any principal, interest or other amounts owing with respect to Partnership borrowings or indebtedness shall be allocated to the Partners in the same proportions that the costs paid with the proceeds of such borrowings or indebtedness were allocated to the Partners and, with respect to any indebtedness to which any property acquired by the Partnership was subject at the time of its acquisition, in the same proportions as the costs of acquisition of such property were allocated.

      4.02 Losses. After giving effect to the special allocations set forth in Sections 4.03 and 4.04 hereof, Losses for any Allocation Year shall be allocated as follows:

            (a) Among the Partners in proportion to their Interests, provided that Losses shall not be allocated pursuant to this Section 4.02(a) to the extent such allocation would cause any Partner to have an Adjusted Capital Account Deficit at the end of such Allocation Year; and

            (b) The balance, if any, to the General Partner.

      4.03 Special Federal Income Tax Allocations. The following special allocations shall be made in the following order:

            (a) Minimum Gain Chargeback. Except as otherwise provided in Section 1.704-2(f) of the Treasury Regulations, notwithstanding any other provisions of this Article 4, if there is a net decrease in Partnership Minimum Gain during any Allocation Year, each Partner shall be specially allocated items of Partnership income and gain for such Allocation Year (and, if necessary, subsequent Allocation Years) in an amount equal to such Partner's share of the net decrease in Partnership Minimum Gain, determined in accordance with Treasury Regulations Section 1.704-2(g). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Partner pursuant thereto. The items to be so allocated shall be determined in accordance with Sections 1.704-2(f) (6) and 1.704-2(j)(2) of the Treasury Regulations. This Section 4.03(a) is intended to comply with the minimum gain chargeback requirement in Section 1.704-2(f) of the Treasury Regulations and shall be interpreted consistently therewith.

            (b) Partner Minimum Gain Chargeback. Except as otherwise provided in
      Section 1.704-2(i)(4) of the Treasury Regulations, notwithstanding any other provision of this Article 4, if there is a net decrease in Partner Nonrecourse Debt Minimum Gain attributable to a Partner Nonrecourse Debt during any Allocation Year, each Partner who has a share of the Partner Nonrecourse Debt Minimum Gain attributable to such Partner Nonrecourse Debt, determined in accordance with Section 1.704-2(i)(5) of the Treasury Regulations, shall be specially allocated items of Partnership income and gain for such Allocation Year (and, if necessary, subsequent Allocation Years) in an amount equal to such Partner's share of the net decrease in Partner Nonrecourse Debt, determined in accordance with Treasury Regulations Section 1.704-2(i)(4). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Partner pursuant thereto. The items to be so allocated shall be determined in accordance with Sections 1.704-2(i)(4) and 1.704-2(j)(2) of the Treasury Regulations. This Section 4.03(b) is intended to comply with the minimum gain chargeback requirement in Section 1.704-2(i)(4) of the Treasury Regulations and shall be interpreted consistently therewith.

            (c) Qualified Income Offset. In the event any Partner unexpectedly receives any adjustments, allocations or distributions described in Sections 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5) or
      1.704-1(b)(2)(ii)(d)(6) of the Treasury Regulations, items of Partnership income and gain shall be specially allocated to such Partner in an amount and manner sufficient to eliminate, to the extent required by the Treasury Regulations, the Adjusted Capital Account Deficit of the Partner as quickly as possible, provided that an allocation pursuant to this Section 4.03(c) shall be made only if and to the extent that the Partner would have an Adjusted Capital Account Deficit after all other allocations provided for in this Article 4 have been tentatively made as if this Section 4.03(c) were not in this Agreement.

            (d) Nonrecourse Deductions. Nonrecourse Deductions for any Allocation Year shall be specially allocated to the Partners in proportion to their respective Units.

            (e) Partner Nonrecourse Deductions. Any Partner Nonrecourse Deductions for any Allocation Year shall be specially allocated to the Partner(s) who bear the economic risk of loss with respect to the Partner Nonrecourse Debt to which such Partner Nonrecourse Deductions are attributable in accordance with Treasury Regulations Section 1.704-2(i)(1).

            (f) Section 754 Adjustments. To the extent an adjustment to the adjusted tax basis of any Partnership asset, pursuant to Code Section 734(b) or Code Section 743(b) is required, pursuant to Treasury Regulations Section 1.704-1(b)(2)(iv)(m)(2) or 1.704-1(b)(2)(iv)(m)(4), to
      be taken into account in determining Capital Accounts as the result of a distribution to a Partner in complete liquidation of such Partner's Interest, the amount of such adjustment to Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) and such gain or loss shall be specially allocated to the Partners in accordance with their interests in the Partnership in the event Treasury Regulations Section 1.704-1(b)(2)(iv)(m)(2) applies, or to the Partner to whom such distribution was made in the event Treasury Regulations Section 1.704-1(b)(2)(iv)(m)(4) applies.

      4.04 Curative Allocations. The allocations set forth in Sections 4.03(a), 4.03(b), 4.03(c), 4.03(d), 4.03(e), 4.03(f) and 4.05 hereof (the "Regulatory
Allocations") are intended to comply with certain requirements of the Treasury Regulations. It is the intent of the Partners that, to the extent possible, all Regulatory Allocations shall be offset either with other Regulatory Allocations or with special allocations of other items of Partnership income, gain, loss or deduction pursuant to this Section 4.04. Therefore, notwithstanding any other provision of this Article 4 (other than the Regulatory Allocations), the General Partner shall make such offsetting special allocations of Partnership income, gain, loss or deduction in whatever manner it determines appropriate so that, after such offsetting allocations are made, each Partner's Capital Account balance is, to the extent possible, equal to the Capital Account balance such Partner would have had if the Regulatory Allocations were not part of this Agreement and all Partnership items were allocated pursuant to Sections 4.01,
4.02 and 4.03(h) hereof.

      4.05 Loss Limitation. Losses allocated pursuant to Section 4.02 hereof shall not exceed the maximum amount of Losses that can be allocated without causing any Partner to have an Adjusted Capital Account Deficit at the end of any Allocation Year. In the event some but not all of the Partners would have Adjusted Capital Account Deficits as a consequence of an allocation of Losses pursuant to Section 4.02 hereof, the limitation set forth in this Section 4.05 shall be applied on a Partner-by-Partner basis and Losses not allocable to any Partner as a result of such limitation shall be allocated to the other Partners in accordance with the positive balances in such Partners' Capital Accounts so as to allocate the maximum permissible Losses to each Partner under Section 1.704-1(b)(2)(ii)(d) of the Treasury Regulations.

      4.06 Other Allocation Rules.

            (a) For purposes of determining the Profits, Losses or any other items allocable to any period, Profits, Losses and any such other items shall be determined on a daily, monthly or other basis, as determined by the General Partner using any permissible method under Code Section 706 and the Treasury Regulations thereunder.

            (b) The Partners are aware of the income tax consequences of the allocations made by this Article 4 and hereby agree to be bound by the provisions of this Article 4 in reporting their shares of Partnership income and loss for income tax purposes.

            (c) Solely for purposes of determining a Partner's proportionate share of the "excess nonrecourse liabilities" of the Partnership within the meaning of the Treasury Regulations Section 1.752-3(a)(3), the Partners' interests in Partnership profits are in proportion to their Units.

            To the extent permitted by Section 1.704-2(h)(3) of the Treasury Regulations, the General Partner shall endeavor to treat distributions of Net Cash Flow as having been made from the proceeds of a Nonrecourse Liability or a Partner Nonrecourse Debt only to the extent that such distributions would cause or increase an Adjusted Capital Account Deficit for any Partner.

      4.07 Contributed Property; Tax Allocations.

            (a) Code Section 704(c). In accordance with Code Section 704(c) and the Treasury Regulations thereunder, income, gain, loss and deduction with respect to any Property contributed to the capital of the Partnership shall, solely for tax purposes, be allocated among the Partners so as to take account of any variation between the adjusted basis of such Property to the Partnership for federal income tax purposes and its initial Gross Asset Value (computed in accordance with the definition of Gross Asset Value) using an acceptable allocation method pursuant to the Treasury Regulations under Section 704(c) as selected by the General Partner.

            (b) In the event the Gross Asset Value of any Partnership asset is adjusted pursuant to subparagraph (ii) of the definition of Gross Asset Value, subsequent allocations of income, gain, loss and deduction with respect to such asset shall take account of any variation between the adjusted basis of such asset for federal income tax purposes and its Gross Asset Value in the same manner as under Code Section 704(c) and the Regulations thereunder.

            (c) Any elections or other decisions relating to such allocations shall be made by the General Partner in any manner that reasonably reflects the purpose and intention of this Agreement. Allocations pursuant to this Section 4.07 are solely for purposes of federal, state and local taxes and shall not affect, or in any way be taken into account in computing, any Partner's Capital Account or share of Profits, Losses, other items or distributions pursuant to any provision of this Agreement.

      4.08 Distributions. The Partnership shall distribute cash to the Partners, as determined in the sole and exclusive discretion of the General Partner. No fees, salary, loans or other amounts paid to a Partner in connection with an arm's-length transaction shall be considered a distribution, including, without limitation, payments made pursuant to the Project Agreements. Distributions of cash or property in respect of an Interest shall be made only to a Partner who, according to the books and records of the Partnership, is the holder of such Interest in respect of which such distribution is made on the date of such distribution. The date for any distributions shall be determined by the General Partner in its sole discretion. Except as provided in Section 7.03 hereof, all distributions of cash or property (other than distributions in connection with the dissolution and liquidation of the Partnership) shall be allocated among the Partners in proportion to their Interests. Distributions among each class of Unit shall be proportional by Unit, except as provided in Section 7.03 hereof. Distributions in connection with the termination and liquidation of the Partnership shall be allocated among the Partners as provided in Section 10.04 hereof.

                                    ARTICLE 5

                    RIGHTS AND DUTIES OF THE GENERAL PARTNER

      5.01 Management. The Partnership shall be managed by the General Partner who shall have, subject to any restrictions imposed by applicable law or expressly imposed by this Agreement, full, complete and exclusive authority to
(i) manage and control the business, affairs and properties of the Partnership,
(ii) make all decisions regarding those matters and (iii) perform any and all other acts or activities customary or incident to the management of the Partnership's business. In addition to the powers now or hereafter granted the general partners of a limited partnership under the Act or that are granted the General Partner under any provision of this Agreement, but subject to the limitations described in Section 5.03 hereof and elsewhere in this Agreement, the General Partner shall have the power, for and on behalf and in the name of the Partnership, to carry out and implement the purpose of the Partnership set forth in Section 2.05 hereof and to do all things necessary or desirable or expedient in connection therewith or incidental thereto and to manage, conduct and supervise the day-to-day business affairs of the Partnership.

      5.02 Reliance by Public.

            (a) In order to expedite the handling of the Partnership's business and affairs, it is understood and agreed that any action taken or document delivered by the General Partner while acting in the name and on behalf of the Partnership shall be deemed to be the action of the Partnership as to any third parties (including all Limited Partners or their assignees as third parties for such purpose). Any Person dealing with the Partnership or the General Partner shall be entitled to rely upon a certificate of the General Partner as to:

                  (i) the identity of the Partners;

                  (ii) the existence or nonexistence of any fact or facts that constitute conditions precedent to acts by the party delivering or receiving such certificate or which are in any other manner related to the affairs of the Partnership;

                  (iii) the Persons who are authorized to execute and deliver any instrument or document of the Partnership;

                  (iv) any act or failure to act by the Partnership; or

                  (v) any other matter whatsoever involving the Partnership or any Partner.

            (b) Notwithstanding any other provision of this Agreement to the contrary, no Person shall be required to look to the application of proceeds hereunder or to verify any representation by the General Partner. Any such Person shall be entitled to rely exclusively on the representations of the General Partner as to its authority to enter into such financing or sale arrangements and shall be entitled to deal with the General Partner as if it were the sole party in interest therein, both legally and beneficially.

      5.03 Restrictions on Authority of General Partner. Notwithstanding any other provision of this Agreement to the contrary, the General Partner shall not have the power or authority to, and shall not:

            (a) cause the Partnership to make any loans to the General Partner or any of its Affiliates unless approved by Unanimous Consent;

            (b) receive or cause any Affiliate to receive any brokerage commission or similar fee in connection with the sale or reinvestment of the proceeds of sale, exchange or refinancing of any Partnership Property, except as disclosed to the Partners and approved by Unanimous Consent;

            (c) accept any rebates in connection with Partnership operations or expenditures other than those received for the account of the Partnership or as are approved by Unanimous Consent;

            (d) sell, transfer or assign (other than collateral assignments and transfers which shall be governed by Section 3.05 hereof) all or any material portion of the assets of the Partnership unless approved by Unanimous Consent; or

            (e) approve any System Modification without the approval of the Required Interest plus the approval of the General Partner.

      5.04 Other Operations. The General Partner shall devote all of its time to the Partnership to carry on the Partnership's business.

      5.05 Disposition of All or Substantially All of Partnership Property. The General Partner shall be empowered to Dispose of all (being 80% or more of fair market value) of the Partnership's Property (including its goodwill) to any of its Affiliates or any other Person, and to receive for the Partnership consideration consisting of cash, securities, other property, assumption of Partnership debts, any other form of consideration or any combination thereof, as it deems to be in the best interests of the Limited Partners; provided, however, that no such Disposition shall be consummated unless prior Unanimous Consent is received. The consent of Limited Partners shall not be required for the General Partner to encumber or assign, as security for the payment of Partnership indebtedness or obligations, all or substantially all Partnership Property.

      5.06 Contracts with the Partners or their Affiliates. The General Partner, in its sole and exclusive discretion, may cause the Partnership to enter into other contracts and arrangements with the Partners and its Affiliates for the rendering of services and the sale and lease of supplies and equipment; provided, however, that the compensation, price, or rental and other terms to the Partnership must be no less favorable to the Partnership, taken as a whole, than that generally available from unrelated third parties in the area who are engaged in the business of rendering comparable services or selling or leasing comparable equipment and supplies which could reasonably be made available to the Partnership. The Limited Partners, by their execution of this Agreement, acknowledge and consent to the Partnership entering into the Project Agreements. Employee expenses for all non-Columbia employees of the Partners or their Affiliates that are approved by the General Partner shall be recoverable at the rate of $400.00 per day plus all reasonable travel and travel related expenses of such employees that are for the benefit of the Partnership provided that they are submitted within forty-five (45) days of the end of the month in which the expenses were incurred.

      5.07 Liabilities and Indemnification of the General Partner.

            (a) THE GENERAL PARTNER AND ITS AFFILIATES SHALL NOT BE LIABLE TO THE PARTNERSHIP OR THE PARTNERS FOR ANY LOSS OR DAMAGE INCURRED BY THE PARTNERSHIP OR ANY PARTNER BY REASON OF ANY ACT OR OMISSION (WHETHER NEGLIGENT OR NOT) PERFORMED OR OMITTED BY THE GENERAL PARTNER OR ITS AFFILIATES IN GOOD FAITH AND IN A MANNER REASONABLY BELIEVED BY THE GENERAL PARTNER TO BE WITHIN THE SCOPE OF THE AUTHORITY GRANTED TO THE GENERAL PARTNER BY THIS AGREEMENT. THE PARTNERSHIP SHALL INDEMNIFY AND SAVE HARMLESS THE GENERAL PARTNER AND ITS AFFILIATES TO THE FULLEST EXTENT NOW OR HEREAFTER PERMITTED BY THE ACT.

            (b) Legal expenses and other costs incurred by the General Partner and its Affiliates shall be reimbursed on a monthly basis by the Partnership in advance of the final disposition of claims for which the General Partner or its Affiliates may be entitled to be indemnified or held harmless, provided that each Person to whom reimbursement is to be made undertakes to repay funds so advanced if it is later determined by final, non-appealable judgment of a court of competent jurisdiction that such Person is not entitled to be indemnified or held harmless by the Partnership. The right of the General Partner and its Affiliates to be indemnified and held harmless under this Agreement shall continue after the General Partner ceases to be a Partner. All rights of the General Partner and its Affiliates under this Section 5.07 shall inure to their respective successors and assigns.

      5.08 Title to Partnership Properties. Title to all Partnership Property shall be taken, held and recorded in the name of the Partnership.

      5.09 Transfer of Interest of General Partner.

            (a) The General Partner may assign its right or delegate its responsibility to manage the affairs of the Partnership as the General Partner deems reasonable and necessary, in its sole discretion. The General Partner may transfer its share of the profits and distributions from the Partnership without receiving the consent or approval of any Partner. The Limited Partners hereby consent and agree to the delegation of responsibilities of the General Partner pursuant to the Project Agreements as the General Partner deems reasonable and necessary in the sole discretion of the General Partner.

            (b) The General Partner may assign all or any portion of its Interest to any General Partner admitted to the Partnership pursuant to
      Article 7 hereof.

            (c) Notwithstanding the foregoing, nothing in this Agreement shall be deemed to prevent (and all Limited Partners hereby expressly consent to) the Disposition by the General Partner of its rights and Interest, and the delegation of all its obligations to the Partnership and the Partners to one or more Persons that have, as the result of a merger, consolidation, asset purchase, corporate reorganization or other transaction, acquired all or substantially all of the assets of the General Partner and have assumed the obligations of the General Partner hereunder.

      5.10 Compensation.

            (a) The General Partner shall be reimbursed by the Partnership for all pre-approved and budgeted expenses incurred for the direct benefit of the Partnership.

            (b) Any amounts due to the General Partner by the Partnership pursuant to subsection (a) of this Section which are not paid to the General Partner within thirty (30) days after such payment was due as the result of the Partnership having insufficient funds to pay such costs and meet other anticipated operating expenses shall, after such thirty (30) day period, bear interest until paid at the Base Interest Rate.

                                    ARTICLE 6

                   RIGHTS AND OBLIGATIONS OF LIMITED PARTNERS

      6.01 Limitation of Liability. No Limited Partner shall be liable to the Partnership for the debts, liabilities, contracts or any other obligations of the Partnership, except to the extent of its Interest in the Partnership, and as provided herein.

      6.02 Management of Business. No Limited Partner, in its capacity as a Limited Partner, shall take part in the operation, management, or control of the Partnership business, transact any business in the Partnership's name, or have the power to sign documents for or otherwise bind the Partnership.

      6.03 Conflicts of Interest.

            (a) The Limited Partners and their Affiliates agree not to participate in the development of or invest in, directly or indirectly as an equity participant, any other greenfield project or venture into the U.S. Northeast which, if developed, would offer natural gas transportation services in competition with the Millennium Pipeline System until December 31, 1998, unless a Partner discloses such interest in a potentially competing project and receives written consent to participate from all of the other Limited Partners. The Limited Partners and their Affiliates shall be free to pursue any complementary or non-competing ventures without the participation of any other Partner. The Limited Partners hereby agree that Columbia's service on its existing transmission system and Columbia's market expansion project authorized pursuant to FERC Docket No. CP96-213 will not be deemed as a violation of its covenant not to compete. The Limited Partners further acknowledge that Westcoast (or an Affiliate) is involved in the Maritimes and Northeast Pipeline Project, MCN (or an Affiliate) is involved in the Portland Natural Gas Transmission Project, and TransCanada (or an Affiliate) is involved in the TransMaritime Gas Transmission Project, Iroquois Gas Transmission and the Portland Natural Gas Transmission Project, as well as TransCanada PipeLines Limited "Canadian Mainline", and the Partners agree that participation or ownership in any of the aforementioned projects or pipelines, or any contemplated or future expansions thereof, will not be a violation of the covenant not to compete.

            (b) From and after December 31, 1998 (or such other date as may be determined by Unanimous Consent), each Limited Partner and its Affiliates at any time and from time to time may engage in and possess interests in other business ventures of any and every type and description, independently or with others, including ones in competition with the Partnership, with no obligation to offer to the Company, any other Limited Partner or any of their Affiliates the right to participate therein. Neither the Partnership nor any of the other

      Partners shall have any rights by virtue of this Agreement in and to such independent business ventures or to the income or profits derived therefrom.

            (c) The Partnership shall not engage in any Affiliate Transaction unless (i) the terms of each Affiliate Transaction are no less favorable than those the Partnership could obtain from unrelated third parties and
      (ii) each Affiliate Transaction involving in excess of US$10,000 in the aggregate is approved by the General Partner.

      6.04 Restrictions on Disposition of Limited Partner's Interest.

            (a) Except as specifically provided in this Section 6.04, a Disposition of a Limited Partner's Interest in the Partnership may not be affected without the consent of a Required Interest and approval by the General Partner. Any attempted Disposition by a Limited Partner of its Interest or other right in the Partnership other than in accordance with this Section 6.04 shall be, and it hereby is, declared null and void ab initio. A Change in Control of a Limited Partner or a Limited Partner Owner shall be considered a Disposition of a Limited Partner's Interest.

            (b) Notwithstanding the provisions of Section 6.04(a) hereof, the Interest of any Limited Partner may be Disposed of without the consent of the Required Interest and approval of the General Partner if (i) the Disposition is to an Affiliate and (ii) such Disposition does not violate any other provision of this Agreement.

            (c) Subject to the provisions of Sections 6.04(d), (e), (f) and (g) hereof, (i) a Person to whom a Limited Partner's Interest in the Partnership is transferred has the right to be admitted to the Partnership as a substitute limited partner ("Substitute Limited Partner"), entitled to all the rights and benefits under this Agreement of the Limited Partner effecting such Disposition in proportion to the Interest so transferred to such Person if (A) the General Partner and the Limited Partner making such transfer grant the transferee the right to be so admitted, and (B) such transfer is consented to in accordance with Section 6.04(a) hereof; and
      (ii) an Affiliate under the circumstances described in Section 6.04(b) hereof has the right to be admitted to the Partnership as a Limited Partner with the Interest so transferred to the Affiliate.

            (d) The Partnership may not recognize, for any purpose, any purported Disposition of all or part of a Limited Partner's Interest unless and until the other applicable provisions of this Section 6.04 have been satisfied, and the General Partner has received, on behalf of the Partnership, a document (i) executed by both the Limited Partner effecting the Disposition (or, if the Disposition is on account of the liquidation of the transferor, its representative) and the Person to which the Limited Partner's Interest or part thereof is Disposed, (ii) including the notice address of any Person to be admitted to the Partnership as a Substitute Limited Partner and its agreement in writing to be bound by this Agreement and all amendments hereto in respect of the Limited Partner's Interest or part thereof being obtained, (iii) setting forth the Interests after the Disposition of the Limited Partner effecting the Disposition and the Person to which the Limited Partner's Interest or part thereof is Disposed (which together must total the Interest of the Limited Partner effecting the Disposition before the Disposition), (iv) containing a representation and warranty that the Disposition was made in accordance with all applicable laws and regulations (including securities laws) and, if the Person to which the Limited Partner's Interest or part thereof is Disposed is to be admitted to the Partnership, its representation and warranty that the representations and warranties in
      Section 9.01 hereof are true and correct with respect to that Person, and
      (v) the Limited Partner effecting a Disposition executes a waiver of liability in favor of the other Limited Partners and the General Partner in form and substance acceptable to the General Partner. Each Disposition and, if applicable, admission complying with the provisions of this
      Section 6.04(d) shall be effective as of the first day of the calendar month immediately succeeding the month in which the General Partner receives the notification of Disposition and the other requirements of this Section 6.04 have been met.

            (e) For the right of a Limited Partner to Dispose of a Limited Partner's Interest or any part thereof or of any Person to be admitted to the Partnership in connection therewith to exist or to be exercised, either (A) the Limited Partner's Interest or part thereof subject to the Disposition or admission must be registered under the Securities Act of 1933, as amended, and any applicable state securities laws or (B) the General Partner on behalf of the Partnership must receive a favorable opinion by the Partnership's legal counsel or by other legal counsel acceptable to the General Partner to the effect that the Disposition or admission is exempt from registration under those laws.

            (f) The Limited Partner effecting a Disposition, and any Person admitted to the Partnership in connection therewith, shall pay, or reimburse the Partnership for, all costs incurred by the Partnership in connection with the Disposition or admission (including, without limitation, the legal fees incurred in connection with the legal opinions referred to in Section 6.04(e) hereof, on or before the tenth (10th) day after the receipt by that Person of the Partnership's invoice for the amount due. If payment is not made by the date due, the Person owing that amount shall pay interest on the unpaid amount from the date due until paid, at a rate per annum equal to the Base Interest Rate.

            (g) Each Limited Partner agrees that he will, upon request of the General Partner, execute such certificates or other documents and perform such acts as the General Partner deems appropriate after a Disposition of Interest by that Limited Partner to preserve the limited liability status of the Partnership under the laws of the jurisdictions in which the Partnership is doing business or to otherwise comply with applicable laws.

      6.05 Right of First Refusal.

            (a) Subject to Section 6.10 hereof, at any time following the Effective Date, any Limited Partner desiring to Dispose of all or any part of its Interest to any Person other than an Affiliate (the "Disposing Partner") shall first have received a written offer from the prospective purchaser, and, as a condition precedent to its right to Dispose of the Interest, the Disposing Partner shall notify the General Partner and the other Limited Partners of its intention to Dispose of all or a specified part of its Interest. The notice shall be in writing setting forth in detail the name of the prospective purchaser and the terms and conditions of the proposed Disposition (the "Sale Notice") and shall offer to Dispose of such Partner's Interest at the same price and on the same terms and conditions ("Third Party Terms"). The Partners and their designated Affiliates (each an "Offeree Partner"), shall have the right to purchase the Interest on the Third Party Terms within thirty (30) days after the delivery of the Sale Notice to the Partnership (the "Notice Period"). In the event the Offeree Partners do not elect to purchase the Interest offered by the Disposing Partner on the Third Party Terms, then the Disposing Partner shall be free to Dispose of the Interest in accordance with the terms set out in the Sale Notice, subject to the other terms of this Agreement, including Section 6.04 hereof, which shall apply to any transferee. If such Disposition does not occur within thirty (30) days after termination of the Notice Period, the Disposing Partner shall be required to again comply with all the provisions of this Section 6.05.

            (b) If any Third Party Terms contemplate that all or any part of the purchase price for the proposed Disposition of an Interest will be paid in any form other than cash, the fair market value of the offer shall be an amount (in U.S. dollars) determined as follows: (i) cash payable at closing shall be valued at the amount thereof in U.S. dollars, (ii) a security trading on a public market and for which published trading prices are readily available shall be valued at its closing sales price (or if a sales price is not available at the average of its closing bid and asked prices) on the last Business Day preceding the date of the offer with respect to such offer, and (iii) a security not described in clause (ii) or other property, including cash payable in one or more installments, shall be valued at its fair market value on the last Business Day preceding the date of the offer, as determined by a majority vote of the Partners who are not Disposing Partners, which determination shall be binding upon the Partners for purposes of determining the fair market value of the offer. If the non-Disposing Partners, by majority vote, are unable or unwilling to agree on the fair market value of the offer, the General Partner shall select an independent appraiser to determine the fair market value of the offer, which determination shall be binding upon the Partners for purposes of determining the fair market value of the offer.

      6.06 Assignee's Rights. An assignee of all or any part of a Limited Partner's Interest shall be entitled to receive distributions of cash or other property from the Partnership attributable to such Interest after the effective date of the Disposition. The effective date of an assignment of an Interest under the provisions of this Article 6 for the purposes of Partnership accounting shall be the first date of the calendar month following the date on which all conditions precedent to such assignment provided for in this Agreement are, in the opinion of the General Partner, fulfilled. An assignee of all or any part of a Limited Partner's Interest who does not become a Substitute Limited Partner in accordance with this Article 6 shall have no right to require any information or account of the Partnership's transactions or to inspect the Partnership's books.

      6.07 No Liability of General Partner for Distributions. Notwithstanding anything herein to the contrary, both the Partnership and the General Partner shall be entitled to treat the assignor of an Interest as the absolute owner thereof in all respects, and shall incur no liability for distributions of cash made to him, until such time as all conditions and requirements of this Article 6 have been, in the opinion of the General Partner, met.

      6.08 Indemnification. Each Limited Partner shall indemnify and hold harmless the Partnership, the General Partner and every other Limited Partner who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of or arising from (a) any actual or alleged misrepresentation or misstatement of facts or omission to state facts made by such Limited Partner in connection with any Disposition of all or any part of an Interest, (b) the consent to or refusal of the General Partner to consent to the Disposition of all or any part of such Limited Partner's Interest to the fullest extent provided by the Act or (c) the admission of or refusal to admit an assignee or transferee of all or any part of such Limited Partner's Interest as a Substitute Limited Partner, from and against expenses actually and reasonably incurred by it in connection with such action, suit or proceeding for which the Partnership or such Partner has not otherwise been reimbursed (including attorneys' fees, judgments, fines and amounts paid in settlement).

      6.09 No Dissolution Caused. The bankruptcy or withdrawal pursuant to this Agreement of a Limited Partner shall not cause a dissolution of the Partnership. The admission of any additional or substitute General or Limited Partner shall not cause a dissolution of the Partnership.

      6.10 PUHCA. Notwithstanding anything to the contrary contained in this Agreement, any Disposition of a Limited Partner Interest or the acquisition of a Limited Partner Interest by a Partner permitted in this Agreement shall not be so permitted, without Unanimous Consent, if the effect of such Disposition or acquisition would cause the Company or the Partnership to become (i) a "subsidiary company" of a "holding company;" (ii) an "affiliate" of a "holding company;" or (iii) an "affiliate" of a "subsidiary company" of a "holding company" (as such terms are defined in PUHCA) that are not exempt from the obligations, duties and liabilities imposed by PUHCA (collectively, a "PUHCA Company").

      6.11 Remedies. The Partnership and/or any Partner shall have the right to enforce its rights under this Article 6 by specific performance.

                                    ARTICLE 7

             WITHDRAWAL OF THE GENERAL PARTNER AND LIMITED PARTNERS;
                    ADMISSION OF ADDITIONAL GENERAL PARTNERS

      7.01 Withdrawal of the General Partner. The General Partner does not have the right to withdraw from the Partnership as the General Partner without Unanimous Consent. The General Partner agrees that it will not voluntarily withdraw from the Partnership as a general partner within the meaning of Section 17-602 of the Act, and any such withdrawal shall be a breach of this Agreement.

      7.02 Admission of Additional General Partner. The General Partner may cause the Partnership to admit as an additional General Partner any Affiliate of any of the Partners. The Limited Partners hereby consent in advance to such an admission of an additional General Partner pursuant to this Section 7.02; provided, however, that such admission shall not in any manner reduce the Interests of the Limited Partners. Unless otherwise agreed by the General Partner and the Person to be admitted as an additional General Partner, the additional General Partner so admitted shall have the same rights and responsibilities as the General Partner under this Agreement.

      7.03 Withdrawal of a Limited Partner and Effect of Withdrawal.

            (a) Prior to the Commitment Voting Date and subject to subsections 7.03(b), (c) and (d) hereof, any Limited Partner may elect to withdraw as a Partner from the Partnership by delivering notice of such Limited Partner's intention to withdraw to the General Partner and the other Limited Partners on or prior to the Commitment Voting Date (the "Withdrawal Notice"). The Withdrawal Notice shall be invalid if the Limited Partner or the Limited Partner's Affiliate that is a Member of the General Partner does not also deliver a "Withdrawal Notice" pursuant to the Regulations of Millennium Pipeline Management Company, L.L.C. Any Limited Partner sending a valid Withdrawal Notice shall become a "Withdrawing Limited Partner." From and after the Commitment Voting Date, a Limited Partner shall have no right or power to withdraw as a Partner from the Partnership.

            (b) To the extent the withdrawal of any Partner would have the effect of causing the Partnership to become a PUHCA Company, the Withdrawal Notice shall not immediately affect the withdrawal of the Limited Partner and withdrawal shall not occur until the earlier of (i) the receipt of Unanimous Consent and (ii) two hundred seventy (270) days from the date of the Withdrawal Notice (in such circumstances, the date on which the earlier of the events described in clauses (i) and (ii) occurs being hereinafter referred to as the "Withdrawal Effective Date"); provided, however, that the non-withdrawing Limited Partners shall endeavor to accommodate the Withdrawing Limited Partner's withdrawal to become effective prior to the expiration of the time period described in subsection 7.03(b)(ii). If the withdrawal of the Withdrawing Limited Partner would not have the effect of causing the Partnership to become a PUHCA Company and the Withdrawing Limited Partner delivers to the General Partner a legal opinion to such effect, the Withdrawal Effective Date shall be the tenth (10th) day following the Withdrawing Limited Partner's delivery of its Withdrawal Notice.

            (c) Upon delivery of the Withdrawal Notice, the Withdrawing Limited Partner shall not (i) be entitled to any distributions from the Partnership and (ii) have any obligation to make additional Capital Contributions to the Company except Capital Contributions relating to the expenditure of funds by the Partnership which was approved by the Partners prior to the delivery of the Withdrawal Notice and Scheduled Capital Contributions which are scheduled to be made prior to the delivery of the Withdrawal Notice. A Withdrawing Partner shall be entitled to a return of the cash equivalent of the value of its Capital Contributions; provided, that such return of Capital Contributions shall not begin until after the date on which the Millennium Pipeline System is fully operational and in-service (the "In-Service Date"). Capital Contributions shall be returned to a Withdrawing Partner if and when distributions are made to the non-Withdrawing Partners as provided in this Agreement and shall be paid to the Withdrawing Partner in one or more installments in amounts equal to the sum that the Withdrawing Partner would have received if it had not become a Withdrawing Partner (based upon the Withdrawing Partner's Interest at the time of becoming a Withdrawing Partner) until the Withdrawing Partner receives a sum equal to its aggregate Capital Contributions. Interest shall accrue on the undistributed sums to be distributed to a Withdrawing Partner at the General Interest Rate from a date which commences three (3) months from the In-Service Date.

            (d) Except as provided in Section 7.03(b), withdrawal by a Limited Partner may not occur without Unanimous Consent if the effect of the withdrawal would be to cause the Partnership, the General Partner or both to become a PUHCA Company.

            (e) A Withdrawing Limited Partner shall be treated as an Abstaining Partner for the purpose of any matter to be voted on by the Partners.

            (f)Notwithstanding any other provisions of this Section 7.03, a Withdrawing Limited Partner shall be entitled to receive a copy of each financial report prepared for and distributed to the non-withdrawing Limited Partners as required by Section 8.04 hereof until such time as the Withdrawing Limited Partner's Capital Contributions have been returned to such Withdrawing Member.

            (g) The non-Withdrawing Limited Partners shall have the right but not the obligation for a period of sixty (60) days from the date of the Withdrawal Notice to purchase the Interest of a Withdrawing Limited Partner for an amount equal to the aggregate Capital Contributions of the Withdrawing Limited Partner and such Interest shall be sold free and clear of all claims, liens and encumbrances. If more than one non-Withdrawing Limited Partner elects to purchase the Interest of the Withdrawing Limited Partner, such Limited Partners shall be entitled to purchase such Interest on a pro rata basis or in such other manner as they mutually agree.

      7.04 Indemnification of Withdrawing Limited Partner. If a Withdrawing Limited Partner is made a party to or is threatened to be made a party to or is involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative (hereinafter an "Action"), or any appeal of such an Action during the period between the date of the Withdrawal Notice and the Withdrawal Effective Date (the "Withdrawal Period") or if any Action is brought (whether during or after the Withdrawal Period) in which the Withdrawing Limited Partner is made a Party based upon events transpiring during the Withdrawal Period, such Withdrawing Limited Partner shall be indemnified by the Partnership. The rights granted pursuant to this Section 7.04 shall be deemed contract rights, and no amendment, modification or repeal of this Section 7.04 after a Withdrawal Notice is delivered shall have the effect of limiting or denying any such rights granted hereunder to a Withdrawing Limited Partner.

                                    ARTICLE 8

                         FISCAL YEAR; BOOKS OF ACCOUNT;
                           BANK ACCOUNTS; AND REPORTS

      8.01 Books and Records.

            (a) The General Partner, at the expense of the Partnership, shall maintain for the Partnership adequate books and records of account which shall be maintained, except as otherwise required by law, on the accrual basis in accordance with the terms of this Agreement and Required Accounting Practices, consistently applied. Notwithstanding the foregoing, the Capital Accounts for each Partner shall also be maintained in accordance with Article 3 hereof. The Partnership shall adopt the calendar year as its fiscal year.

            (b) The Limited Partners and their agents may, at their own cost and expense, examine, audit and obtain copies of the books, records and accounts of the Partnership, including federal, state and local income tax returns for each year as and when they become available, inspect its Properties, or otherwise make reasonable inquiry as to Partnership affairs. Any such inspections shall be conducted during the normal business hours of the General Partner.

      8.02 Bank Accounts. All funds of the Partnership shall be deposited in its name in such bank account or accounts as may be designated by the General Partner. The General Partner and any Persons authorized in writing by it to do so shall be authorized to draw checks on the bank accounts of the Partnership. Each bank in which a Partnership account is maintained shall be relieved of any responsibility to inquire into the authority of the General Partner to deal with such funds.

      8.03 Tax Elections.

            (a) The General Partner shall make the following elections for the Partnership in the first and subsequent tax years:

                  (i) To elect December 31st as the end of the fiscal year of the Partnership; provided, however, that the fiscal year of the Partnership may be changed to any twelve (12) month period approved by the General Partner;

                  (ii) To elect to have the General Partner be the "tax matters partner" pursuant to Section 6231(a)(7)(A) of the Code;

                  (iii) To deduct expenses incurred in organizing the
            Partnership ratably over a sixty (60) month period as provided in Code Section 709;

                  (iv) If a distribution of Partnership property as described in
            Section 734 of the Code occurs or if a transfer of an Interest as described in Section 743 of the Code occurs, on written request of any Partner, to elect, pursuant to Section 754 of the Code, to adjust the basis of Partnership properties; and

                  (v) Subject to the other provisions of this Section 8.03, all other elections required or permitted to be made by the Partnership under the Code shall be made by the General Partner in its sole discretion.

            (b) No election shall be made by the Partnership or any Partner for the Partnership to be excluded from the application of any of the provisions of Subchapter K, Chapter 1 of Subtitle A of the Code, or from any similar provisions of any state tax laws.

            (c) The Partnership is intended to be classified as a partnership for federal and state income tax purposes. No election shall be made by the Partnership or any Partner to classify the Partnership as an association pursuant to regulations issued under Code Section 7701 or any similar provision of any state tax law.

      8.04 Annual and Quarterly Reports. The General Partner shall furnish to the Limited Partners (a) within ninety (90) days after the Partnership's fiscal year financial statements of the Partnership as at and for the period ending December 31 of the preceding year, including a balance sheet, a statement of income, a statement of changes in Partners' equity, and a statement of cash flows and accompanying independent auditor's report, if any, all of which shall be prepared in accordance with Required Accounting Practices, consistently applied; and (b) within forty-five (45) days after the end of each calendar quarter, a quarterly report as at and for such calendar quarter including a balance sheet, a statement of income, a statement of Partners' equity, and a statement of cash flows, all of which shall be prepared in accordance with Required Accounting Practices, consistently applied. The General Partner shall use its best efforts to furnish such other reports as reasonably requested by the Limited Partners.

      8.05 Tax Reporting Information. The General Partner shall furnish the Limited Partners a report within one hundred twenty (120) days after the close of the Partnership's fiscal year containing all tax reporting information reasonably necessary for federal income tax purposes.

      8.06 Reporting Expenses. The General Partner shall be reimbursed for all expenses incurred by the General Partner in preparing (or causing to be prepared) reports to Limited Partners.

                                    ARTICLE 9

               REPRESENTATIONS AND WARRANTIES OF LIMITED PARTNERS

      9.01 Representations and Warranties. Each Limited Partner further represents and warrants that the following statements are true:

            (a) Such Limited Partner is a corporation duly organized or a partnership, limited liability company or other entity duly formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation and has the corporate, partnership or company power and authority to own its property and carry on its business as owned and carried on at the date hereof and as contemplated hereby. Such Limited Partner is duly licensed or qualified to do business and is in good standing in each of the jurisdictions in which the failure to be so licensed or qualified would have a material adverse effect on its financial condition or its ability to perform its obligations hereunder. Such Limited Partner has the corporate, partnership or company power and authority to execute and deliver this Agreement and to perform its obligations hereunder and the execution, delivery and performance of this Agreement has been duly authorized by all necessary corporate, partnership or company action. This Agreement constitutes the legal, valid and binding obligation of such Limited Partner.

            (b) Neither the execution, delivery and performance of this Agreement nor the consummation by such Limited Partner of the transactions contemplated hereby will (i) conflict with, violate or result in a breach of any of the terms, conditions or provisions of any law, regulation, order, writ, injunction, decree, determination or award of any court, governmental department, board, agency or instrumentality, domestic or foreign, or any arbitrator, applicable to such Limited Partner, (ii) conflict with, violate, result in a breach of or constitute a default under any of the terms, conditions or provisions of the articles or certificate of incorporation, bylaws, partnership agreement or operating agreement of such Limited Partner or of any material agreement or instrument to which such Limited Partner is a party or by which such Limited Partner is or may be bound or to which any of its material properties or assets is subject, (iii) conflict with, violate, result in a breach of, constitute a default under (whether with notice or lapse of time or both), accelerate or permit the acceleration of the performance required by, give to others any material interests or rights to require any consent, authorization or approval under any indenture, mortgage, lease agreement or instrument to which such Limited Partner is a party or by which such Limited Partner is or may be bound or (iv) result in the creation or imposition of any lien upon any of the material properties or assets of such Limited Partner.

            (c) Any registration, declaration or filing with, or consent, approval, license, permit or other authorization or order by, any governmental or regulatory authority, domestic or foreign, that is required in connection with the valid execution, delivery, acceptance and performance by such Limited Partner under this Agreement or the consummation by such Limited Partner of any transaction contemplated hereby has been completed, made or obtained on or before the date hereof.

            (d) There are no actions, suits, proceedings or investigations pending or, to the knowledge of such Limited Partner, threatened against or affecting such Limited Partner or any of its properties, assets or businesses in any court or before or by any governmental department, board, agency or instrumentality, domestic or foreign, or any arbitrator which could, if adversely determined (or, in the case of an investigation, could lead to any action, suit or proceeding, which if adversely determined) could reasonably be expected to materially impair such Limited Partner's ability to perform its obligations under this Agreement or to have a material adverse effect on the consolidated financial condition of such Limited Partner; and such Limited Partner has not received any currently effective notice of any default, and such Limited Partner is not in default, under any applicable order, writ, injunction, decree, permit, determination or award of any court, any governmental department, board, agency or instrumentality, domestic or foreign, or any arbitrator which could reasonably be expected to materially impair such Limited Partner's ability to perform its obligations under this Agreement or to have a material adverse effect on the consolidated financial condition of such Limited Partner.

            (e) Such Limited Partner is acquiring its Interest based upon its own investigation, and the exercise by such Limited Partner of its rights and the performance of its obligations under this Agreement will be based upon its own investigation, analysis and expertise. Such Limited Partner is the sole party in interest as to its participation in the Partnership and such Limited Partner's acquisition of its Interest is being made for its own account for investment and, in particular, such Limited Partner has no present agreement, understanding or arrangement to (a) subdivide its Interest, (b) hold its Interest in trust for any other Person or (c) Dispose of any portion thereof to any other Person except for the Disposition of any Partner's Interest to an Affiliate of such Partner. Such Limited Partner is a sophisticated investor possessing an expertise in analyzing the benefits and risks associated with acquiring investments that are similar to the acquisition of its Interest. Prior to the acquisition of its Interest, such Limited Partner and its representatives, if any, have had the opportunity to obtain ample information concerning the Partnership and its proposed activities.

            (f) Such Limited Partner is not, nor will the Partnership as a result of such Limited Partner holding an interest therein be, an "investment company" as defined in, or subject to regulation under, the Investment Company Act of 1940, as amended.

            (g) Exhibit B hereto identifies the Limited Partner Owner for such Limited Partner.

                                   ARTICLE 10

              DISSOLUTION, WINDING UP AND TERMINATION; CONTINUATION

      10.01 Events of Dissolution.

            (a) The Partnership shall be dissolved and its affairs wound up upon the first to occur of the following:

                  (i) the entry of a decree of judicial dissolution under the
            Act;

                  (ii) the Partners determine by Unanimous Consent that the
            Partnership should be dissolved;

                  (iii) an Event of Withdrawal occurs with respect to a General
            Partner;

                  (iv) the sale of all or substantially all of the Partnership's interest in the Partnership Property and the collection and distribution of all sales proceeds; or

                  (v) the occurrence of any other event which, under the Act, causes the dissolution of a limited partnership.

            (b) As used in this Agreement, an "Event of Withdrawal" shall have the meaning ascribed to that term in the Act.

            (c) Upon the occurrence of an Event of Withdrawal with respect to a General Partner, such General Partner shall cease to be a Partner of the Partnership. A General Partner who suffers an event that with the passage of the specified period becomes an Event of Withdrawal under the Act shall notify the other Partners of the event within thirty (30) days after the date of occurrence of the Event of Withdrawal.

            (d) Neither the dissolution nor bankruptcy of any Limited Partner nor the admission or substitution of a Person as a Limited Partner in accordance with the terms hereof shall dissolve, or be deemed to dissolve, the Partnership or cause any interruption in or affect the continued existence of the Partnership and its business.

      10.02 Continuation of Business.

            (a) Notwithstanding the provisions of Section 10.01(a) hereof, the Partnership shall not be dissolved and shall not be required to be wound up if:

                  (i) at the time an Event of Withdrawal occurs, there remains at least one (1) General Partner and that General Partner or those General Partners elect to continue the business of the Partnership by written notice to all Partners within ninety (90) days after the Event of Withdrawal; or

                  (ii) within ninety (90) days after the Event of Withdrawal, all remaining Partners agree in writing to continue the business of the Partnership and to the appointment, effective as of the date of the Event of Withdrawal, of one or more additional General Partners if necessary or desired.

            (b) In the event the Partnership is continued after an Event of Withdrawal with respect to a General Partner, the Partnership shall promptly after the Event of Withdrawal and as a condition precedent to the further continuation of the business of the Partnership after such Event of Withdrawal (i) pay to the withdrawing General Partner all sums due and owing to the General Partner through the date of withdrawal and (ii) assign by duly recordable instruments of assignment an undivided interest in the Partnership Property, whether tangible or intangible, real or personal, equal to the percentage interest that the withdrawing General Partner would share in revenues from the sale of such items of Partner ship Property if such items of Property were sold in the ordinary course of business on the date the Event of Withdrawal occurred.

      10.03 Agreement of Successor General Partner. A successor General Partner shall, upon consent to his admission by all of the Limited Partners, be admitted as a General Partner of the Partnership upon his agreeing to be bound by the provisions of this Agreement to the same extent and on the same terms and conditions as the then General Partner, if any, or, if none, as the General Partner most recently withdrawn. Any such successor General Partner shall, as a condition of receiving any Interest, also agree to be bound by any contracts, leases, instruments or other documents theretofore executed and delivered on behalf of the Partnership to the same extent and on the same terms and conditions as specified in the preceding sentence.

      10.04 Liquidation. Upon dissolution of the Partnership, the General Partner (or, if there shall not be any remaining General Partners, a special liquidator [herein called the "Liquidator"] appointed by a Required Interest) shall proceed with the winding up of the Partnership and shall distribute the assets of the Partnership in the following order of priority:

            (a) To creditors, including Partners who are creditors, to the extent permitted by law, in satisfaction of liabilities of the Partnership (whether by payment or the making of reasonable provision for payment thereof) other than liabilities for which reasonable provision for payment has been made and other than liabilities to Partners for distributions;

            (b) To the setting up of any reserve which such General Partner (or the Liquidator, where applicable) shall reasonably deem advisable to provide for any contingent or unforeseen liabilities or obligations of the Partnership;

            (c) To the Partners and former Partners in satisfaction of liabilities for distributions; and

            (d) all remaining assets of the Partnership shall be distributed to the Partners as follows:

            (i) the liquidator may sell any or all Property, including to Partners, and any resulting gain or loss from each sale shall be computed and allocated to the capital accounts of the Partners;

            (ii) with respect to all Property that has not been sold, the fair market value of that Property shall be determined and the Capital Accounts of the Partners shall be adjusted to reflect the manner in which the unrealized income, gain, loss and deduction inherent in Property that has not been reflected in the Capital Accounts previously would be allocated among the Partners if there were a taxable disposition of that Property for the fair market value of that Property on the date of distribution; and

            (iii) Property, including cash, shall be distributed to the Partners, in proportion to their positive Capital Accounts as of the date of such distribution, after giving effect to all contributions, distributions and allocations for all periods.

      All distributions in kind to the Partners shall be made subject to the liability of each distributee for costs, expenses and liabilities theretofore incurred or for which the Company has committed prior to the date of termination and those costs, expenses and liabilities shall be allocated to the distributee pursuant to this Section 10.04. The distribution of cash and/or Property to a Partner in accordance with the provisions of this Section 10.04 constitutes a complete return to the Partner of its Capital Contributions and a complete distribution to the Partner of its Interest and all the Partnership's Property. To the extent that a Partner returns funds to the Partnership, it has no claim against any other Partner for those funds.

At the expiration of such period of time as the General Partner (or, where applicable, the Liquidator) shall deem advisable, the remaining balance of any reserve established in accordance with subsection 10.04(b) shall be distributed in the manner set forth in subsection 10.04(d).

      10.05 Distributions in Kind. In the event the General Partner (or, where applicable, the Liquidator) determines that it is necessary or desirable upon dissolution to make a distribution of any Property of the Partnership in kind, such Property shall be transferred and conveyed on the basis of the fair market value thereof to the Partners or their assignees, so as to vest in each of them an undivided interest, as tenants-in-common, in the whole of such Property proportionate to their positive Capital Account balances. Any Partnership Property distributed in kind shall be subject to such liens, encumbrances and restrictions that affect such Partnership Property on the date of distribution and will be subject to and operated in accordance with any operating agreements then in effect.

                                   ARTICLE 11

                       AMENDMENT OF PARTNERSHIP AGREEMENT;
                              MEETINGS; RECORD DATE

      11.01 Amendments to be Adopted Solely by General Partner. The General Partner (pursuant to this Section 11.01 and its power of attorney from the Limited Partners), without the consent of any Limited Partner, may amend any provision of this Agreement and execute, swear to, acknowledge, deliver, file and record whatever documents may be required in connection therewith, to reflect:

            (a) a change in the name of the Partnership, the location of the principal place of business of the Partnership, the registered office of the Partnership or the registered agent of the Partnership;

            (b) the admission or removal of any Partner in accordance with this Agreement;

            (c) a change in any Limited Partner's Capital Contribution;

            (d) a change that is necessary to qualify the Partnership as a limited partnership under the laws of any state or any change that is necessary or advisable in the opinion of the General Partner to ensure that the Partnership will not be treated as an association taxable as a corporation for federal income tax purposes;

            (e) the cure of any ambiguity in this Agreement or to correct or supplement any provisions hereof which may be inconsistent with any other provision hereof;

            (f) amendments to the provisions of this Agreement in response to changes in the Code or regulations thereunder or other developments in the law applicable to the taxation of the Partnership or its Partners, if the General Partner concludes in good faith that such amendments are in the overall best interests of the Partners; provided, however, that the General Partner shall be under no obligation to make any such amendment; and

            (g) any other amendments similar to the foregoing.

      11.02 Amendments to be Adopted with Consent of Limited Partners. Except as provided in Section 11.01 hereof, all amendments to this Agreement shall be made in accordance with the following requirements:

            (a) Amendments to this Agreement may be proposed by the General Partner or by Limited Partners holding at least 10% of the Units.

            (b) Following any proposal of an amendment, the General Partner shall, within fifteen (15) days after receipt of such proposal, mail to all Partners a verbatim statement of the proposed amendment and any alternative or additional proposal by the General Partner. The General Partner may include in such submission its recommendation as to the proposed amendments and may (but shall not be required to) solicit the proxies of the Limited Partners to vote on such proposals or any other matter which may come before the meeting at which such proposal(s) will be voted upon. Such proposed amendment may be voted upon by the Limited Partners by written vote in lieu of a meeting or at a meeting in person or by proxy, as specified by the General Partner in such notice of proposed amendment. The General Partner must include in such submission the date on which the meeting will be held to vote on such proposed amendment or the date by which written votes must be received by the General Partner. Such date must be not less than thirty (30) days nor more than forty-five (45) days after the date of mailing of such submission to the Limited Partners; provided, however, if voting is by written consent, the General Partner may deem such proposed amendment to be approved or rejected before the expiration of such fifteen (15) day-period if the General Partner has received the unanimous consent of the Limited Partners to approve or reject the proposed amendment.

            (c) Except as otherwise provided in this Agreement, a Required Interest shall be required to approve or disapprove any proposal before the Partners. If the General Partner determines that voting on such proposal(s) shall be by written vote in lieu of a meeting, and the written vote of a Limited Partner in the form submitted to the Limited Partner by the General Partner is not actually received by the General Partner on or before the date such written vote is due, such Limited Partner shall be deemed to have voted on the proposal(s) in accordance with the recommendation(s), if any, of the General Partner. If no recommendation of the General Partner was submitted to the Limited Partners, the failure to timely vote in the form submitted to a Limited Partner shall constitute a vote against all proposals.

      11.03 Consent of General Partner Required. Notwithstanding the foregoing provisions of this Article 11, the consent of the General Partner shall be required for any amendment which would:

            (a) change the General Partner's sharing of costs and revenues or any item of income, gain, loss, deduction or credit;

            (b) increase or diminish the General Partner's duties under this Agreement or the General Partner's liabilities, whether fixed or contingent;

            (c) modify the provisions of this Agreement relating to removal or replacement of the General Partner;

            (d) have or is reasonably expected to have a materially adverse effect on the General Partner; or

            (e) amend this Section 11.03.

      11.04 Meetings. Meetings of the Partners may be called by the General Partner or by Limited Partners owning at least 10% of the Units. Any call for a meeting by Limited Partners shall be submitted in writing to the General Partner and such call shall contain a reasonably detailed description of matters to be brought before the Partners at such meeting. Within twenty (20) days after receipt of such a call from Limited Partners, the General Partner shall mail a notice of the meeting to the Limited Partners, which notice shall contain a reasonably detailed description of matters to be brought before the Partners at such meeting. The General Partner may (but shall not be required to) solicit the proxies of Limited Partners in connection with any meetings. A meeting shall be held at a reasonable time and convenient place on a date not less than fifteen
(15) nor more than sixty (60) days after the mailing of notice of the meeting. The General Partner shall select the time and place of the meeting. For purposes of this Section 11.04, any location in the continental United States shall be deemed a convenient meeting place. Limited Partners may vote either in person or by proxy at any meeting. Action at any such meeting shall be limited to those matters specified in the notice of meeting. The presence, in person or by proxy, of a Required Interest shall constitute a quorum, and, except as otherwise provided in this Agreement, the affirmative vote, in person or by proxy, of a Required Interest shall be required to approve any action duly proposed at such meeting. The presence of a Limited Partner at any meeting, whether in person or by proxy, shall constitute a waiver of any irregularity in the notice of meeting or lack of notice, except where the Limited Partner attends a meeting for the sole and expressed purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened. Any such objection shall be submitted in writing to the General Partner at such meeting and shall specifically state the grounds of objection.

      11.05 Action Without a Meeting. Any action that may be taken at a meeting of the Limited Partners may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing setting forth the action so taken shall be signed and dated by the General Partner (if its consent to such action is required) and each of the Limited Partners. The notice and voting procedures of Section 11.02(b) hereof relating to submission of amendment proposals and voting thereon by written consent in lieu of a meeting shall also apply to the submission of and voting on proposals pursuant to this Section
11.05. No written consent shall be effective to take the action that is the subject to the consent unless, within sixty (60) days after the date of the earliest dated consent delivered to the General Partner in the manner required by this Section 11.05, a consent or consents signed and dated by the General Partner (if required) and each of the Limited Partners are delivered to the General Partner by delivery to its registered office or its principal place of business. A telegram, telex, cablegram or similar transmission by a Partner shall be regarded as signed by the Partner for purposes of this Section.

      11.06 Record Date. For the purpose of determining Partners entitled to notice of or to vote at any meeting of Partners or any reconvening thereof or by consent, or the Partners and their assignees entitled to receive payment of any distribution, or in order to make a determination of Partners and their assignees for any other proper purpose, the General Partner may fix in advance a date as the record date for any such determination of Partners and assignees, such date in any case to be not more than sixty (60) days (and in case of a meeting of Partners or solicitation of consents not less than ten (10) days) prior to the date on which the particular action requiring such determination of Partners and assignees is to be taken or the first solicitation of consents in writing. If no record date is fixed for the determination of Partners entitled to notice of or to vote at a meeting of Partners or by consent, or of the Partners and assignees entitled to receive payment of a distribution, the date on which the notice of the meeting is mailed, the date of the first solicitation of consents in writing or the date on which the General Partner declares such distribution, as the case may be, shall be the record date for such determination of Partners or assignees.

                                   ARTICLE 12

                               DISPUTE RESOLUTION

      12.01 Disputes. This Article 12 shall apply to any dispute arising under or related to this Agreement (whether arising in contract, tort or otherwise, and whether arising at law or in equity), including (a) any dispute regarding the construction, interpretation, performance, validity or enforceability of any provision of this Agreement or whether any Person is in compliance with, or in breach of, any provisions of this Agreement and (b) the applicability of this
Article 12 to a particular dispute (collectively, a "Dispute").

      12.02 Negotiations to Resolve Disputes. The Partners shall endeavor to resolve any Dispute in a prompt and equitable manner. In the event a Dispute arises which the Partners are unable to resolve, the Partners shall, prior to the initiation of any claim or cause of action, each appoint an officer or representative that has settlement authority to meet (in person or by telephone conference) in an effort to resolve the Dispute equitably, in good faith and as quickly as reasonably possible. No settlement shall be binding until reduced to writing and signed by the Partners. The responsibility of these representatives shall be to resolve the matter or propose a method of resolving the matter, if possible. If the Dispute is not settled or resolved by the earlier of (a) sixty
(60) days following the first meeting of the representatives and (b) at such time as the representatives unanimously agree that a resolution of the Dispute is not possible, then the Partners may proceed as set forth in Section 12.03 hereof.

      12.03 Arbitration. Subject to the provisions of Section 12.02 hereof, any Dispute shall be settled by binding arbitration administered by the American Arbitration Association (the "AAA") under its Commercial Arbitration Rules, and judgment on the award rendered by the arbitrator(s) may be entered in any court of competent jurisdiction. All Partners further agree to waive the fifty-thousand dollar ($50,000) maximum claim amount applicable to the Expedited Procedures contained in the Commercial Arbitration Rules, and agree to submit to such Expedited Procedures, along with the additional discovery-related rules outlined below, in all disputes subject to arbitration hereunder. In no event may the initiation of arbitration by written submission to the AAA be given more than one (1) year after the date the Dispute was first asserted in writing to the other Partner in accordance with Section 12.02 hereof. The Partners shall adhere to the following schedule for exchange of information upon commencement of arbitration under the Commercial Arbitration Rules:

            (a) Within seven (7) days of the service by the responding Partner of an answering statement upon the complaining Partner, the complaining Partner shall serve upon the responding Partner a copy of each document in possession of the complaining Partner and a list of any witnesses, excluding those documents and witnesses to be used for cross-examination or rebuttal, that the complaining Partner intends to rely upon at the arbitration;

            (b) Within thirty (30) days of the service by the responding Partner of an answering statement upon the complaining Partner, the responding Partner shall provide a list of any witnesses it intends to call at arbitration and a list of all documents it intends to rely on at arbitration, excluding those documents it intends to rely on at arbitration, excluding those documents and witnesses to be used for cross-examination or rebuttal;

            (c) Any Partner may serve written requests for information and documents (the "Information Request") upon another Partner within thirty
      (30) days of the filing of the answering statement, subject to the following limitations:

                  (i) Each Partner may serve not more than one (1) set of
            interrogatories limited to ten (10) items;

                  (ii) Each Partner may depose the other Partner's expert
            witnesses, if any, who will be called to testify at the hearing, plus four (4) fact witnesses without regard to whether they will be called to testify. Each Partner will be entitled to a total of not more than twenty-four (24) hours of depositions of the other Partner's witnesses, including, but not limited to, the witnesses referred to herein. All depositions to be taken by a Partner are to be scheduled and completed within one hundred twenty (120) days of the filing of the answering statement.

            (d) Information Requests, except as otherwise provided herein, shall be satisfied or objected to within twenty (20) days from the date of service of the Information Request;

            (e) Any response to objections to an Information Request shall be served within ten (10) days of receipt of the objection;

            (f) Upon the written request of a Partner whose information request is unsatisfied, the matter will be considered by the arbitrator(s) at a preliminary hearing held in accordance with the Commercial Arbitration Rules.

                                   ARTICLE 13

                               GENERAL PROVISIONS

      13.01 Payments and Offset. Whenever the Partnership is to pay any sum to any Partner, any amounts that Partner owes the Partnership may be deducted from that sum before payment. If any payment due hereunder, including any Capital Contribution, is not made when due, it shall accrue interest at the Base Interest Rate.

      13.02 Notices. Except as expressly set forth to the contrary in this Agreement, all notices, requests, or consents provided for or permitted to be given under this Agreement must be in writing and must be given either by depositing that writing in the United States mail, addressed to the recipient, postage paid, and registered or certified with return receipt requested or by delivering that writing to the recipient in person, by courier or by facsimile transmission; a notice request, or consent given under these Regulations is effective on receipt by the Person who is to receive it. Whenever any notice is required to be given by law or this Agreement, a written waiver thereof, signed by the Person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice.

If to the General Partner
or the Partnership:                      Millennium Pipeline Management Company,
                                         L.L.C.
                                         12801 Fair Lakes Parkway
                                         P.O. Box 10146
                                         Fairfax, Virginia 22030
                                         Attn: Mr. David C. Pentzien, Chairman
                                         Telephone: (703) 227-3223
                                         Telecopy: (304) 227-3326

If to Columbia:                          Columbia Gas Transmission Corporation
                                         12801 Fair Lakes Parkway
                                         P.O. Box 10146
                                         Fairfax, Virginia 22030
                                         Attn: Mr. David C. Pentzien
                                         Telephone: (703) 227-3223
                                         Telecopy: (304) 227-3326

If to MCN:                               MCNIC Millennium Company
                                         City Place I
                                         185 Asylum Street, 32nd Floor
                                         Hartford, CT 06103
                                         Attn: Mr. Mike Feodorov
                                         Telephone: (860) 275-6460
                                         Telecopy: (860) 275-6245

If to TransCanada:                       TransCanada PipeLine USA Ltd.
                                         TransCanada PipeLines Tower
                                         511 5th Avenue, SW
                                         Calgary, Alberta
                                         Canada T2P 3Y6
                                         Attn: Mr. Brian Fowler
                                         Telephone: (403) 267-1908
                                         Telecopy: (403) 267-8573

If to Westcoast:                         Westcoast Energy (U.S.) Inc.
                                         50 Keil Drive North
                                         Chatham, Ontario
                                         Canada N7M 5M1
                                         Attn: Mr. John Wolnik
                                         Telephone: (519) 436-4567
                                         Telecopy: (519) 436-4521

      13.03 Ratification. The Limited Partners hereby ratify, approve, adopt and confirm as an act of the Partnership, all lawful acts taken by and on behalf of the Partnership prior to the date hereof (a) by the General Partner and (b) pursuant to the MOU by the management committee or its members or chairman established under the MOU, whether such action was taken in the name of the Partnership or otherwise, including the filing of the documents pursuant to which application was made on behalf of the Partnership for the regulatory authorizations from the FERC for authority to construct, own, operate and maintain the Millennium Pipeline System and for the authority to provide natural gas transmission services using the Millennium Pipeline System.

      13.04 Execution and Counterparts. This Agreement may be executed in any number of counterparts with the same effect as if all parties hereunder had signed the same document. All counterparts shall be construed together and shall constitute one agreement.

      13.05 Waiver of Partition. Each Partner hereby irrevocably waives during the term of the Partnership any right that it or he may have to maintain any action for partition with respect to any Partnership Property.

      13.06 Governing Law, Successors, Severability. The internal affairs of the Partnership and the relative rights of the parties to this Agreement shall be governed by the laws of the State of Delaware, as such laws are applied by Delaware courts to agreements entered into and to be performed in Delaware by and between residents of Delaware, and shall, subject to the restrictions on transferability set forth herein, bind and inure to the benefit of the legal representatives, successors and assigns of the parties hereto. All other rights and remedies shall be governed by the laws of the State of Delaware. If any provision of this Agreement shall be held to be invalid, the remainder of this Agreement shall not be affected thereby.

      13.07 Entire  Agreement; Acknowledgment.

            (a) This Agreement constitutes the entire agreement of the Partners relating to the Partnership. This Agreement supersedes any prior agreement or understandings among them, oral or written, including the MOU.

            (b) The Limited Partners and the General Partner expressly acknowledge that, without limiting the effect of subsection 13.07(a), the obligations of each Limited Partner shall be limited to those expressly contained in this Agreement, the Regulations of Millennium Pipeline Management Company, L.L.C. and any Project Agreements to which such Limited Partner is a party, and there are no additional express or implied obligations or understandings of the said Limited Partner or any of its Affiliates in respect of the Millennium Pipeline System, fiduciary or otherwise.

      13.08 No Waiver. The failure of any Partner to seek redress for violation, or to insist on strict performance, of any covenant or condition of this Agreement shall not prevent a subsequent act which would have constituted a violation from having the effect of an original violation.

      13.09 Legends. If certificates are issued evidencing a Limited Partner's Interest in the Partnership, each such certificate shall bear such legends as may be required by applicable federal and state laws, or as may be deemed necessary or appropriate by the General Partner to reflect restrictions upon transfer contemplated herein.

      13.10 Presumptions. Any act or omission performed or omitted by the General Partner or an Affiliate of the General Partner on advice of legal counsel or an independent consultant who has been employed or retained by the Partnership shall be presumed to have been performed or omitted in good faith. The termination of any action, suit or proceeding by judgment, order or settlement shall not, of itself, create a presumption that any such party did not act in good faith and in the best interests of the Partnership.

      13.11 Time of Essence. Time shall be of the essence in the performance of this Agreement.

                            [SIGNATURE PAGES FOLLOW]

      IN WITNESS WHEREOF, this Agreement is executed as of the date first set forth above.


                                 GENERAL PARTNER:

                                 Millennium Pipeline Management Company, L.L.C., a Delaware limited liability company


                                 By:__________________________________________
                                 Printed Name:________________________________
                                 Title:_______________________________________










                   [SIGNATURES CONTINUE ON THE FOLLOWING PAGE]


                         THIS IS A SIGNATURE PAGE TO THE
                       AGREEMENT OF LIMITED PARTNERSHIP OF
                        MILLENNIUM PIPELINE COMPANY, L.P.

      IN WITNESS WHEREOF, this Agreement is executed as of the date first set forth above.

                                 LIMITED PARTNERS:

                                 Columbia Gas Transmission Corporation,
                                 a Delaware corporation


                                 By:__________________________________________
                                 Printed Name:________________________________
                                 Title:_______________________________________










                   [SIGNATURES CONTINUE ON THE FOLLOWING PAGE]


                         THIS IS A SIGNATURE PAGE TO THE
                       AGREEMENT OF LIMITED PARTNERSHIP OF
                        MILLENNIUM PIPELINE COMPANY, L.P.

      IN WITNESS WHEREOF, this Agreement is executed as of the date first set forth above.

                                 MCNIC Millennium Company,
                                 a Michigan corporation


                                 By:__________________________________________
                                 Printed Name:________________________________
                                 Title:_______________________________________










                   [SIGNATURES CONTINUE ON THE FOLLOWING PAGE]


                         THIS IS A SIGNATURE PAGE TO THE
                       AGREEMENT OF LIMITED PARTNERSHIP OF
                        MILLENNIUM PIPELINE COMPANY, L.P.

      IN WITNESS WHEREOF, this Agreement is executed as of the date first set forth above.

                                 TransCanada PipeLine USA Ltd.,
                                 a Nevada corporation


                                 By:__________________________________________
                                 Printed Name:________________________________
                                 Title:_______________________________________


                                 By:__________________________________________
                                 Printed Name:________________________________
                                 Title:_______________________________________










                   [SIGNATURES CONTINUE ON THE FOLLOWING PAGE]


                         THIS IS A SIGNATURE PAGE TO THE
                       AGREEMENT OF LIMITED PARTNERSHIP OF
                        MILLENNIUM PIPELINE COMPANY, L.P.

      IN WITNESS WHEREOF, this Agreement is executed as of the date first set forth above.

                                 Westcoast Energy (U.S.) Inc.,
                                 a Delaware corporation


                                 By:__________________________________________
                                 Printed Name:________________________________
                                 Title:_______________________________________


                                 By:__________________________________________
                                 Printed Name:________________________________
                                 Title:_______________________________________










                         THIS IS A SIGNATURE PAGE TO THE
                       AGREEMENT OF LIMITED PARTNERSHIP OF
                        MILLENNIUM PIPELINE COMPANY, L.P.

                                    EXHIBIT A

 INITIAL PARTNERS, UNITS, PARTNERSHIP INTEREST AND INITIAL CAPITAL CONTRIBUTION

                                LIMITED PARTNERS

                              LIMITED        LIMITED
          LIMITED             PARTNER      PARTNERSHIP        INITIAL CAPITAL
          PARTNER              UNITS         INTEREST          CONTRIBUTION
          -------              -----         --------          ------------
Columbia                      4702.5           47.5%           US$6,748,969

MCN                           1039.5           10.5%           US$1,491,877

TransCanada                     2079           21.0%           US$2,983,755

Westcoast                       2079           21.0%           US$2,983,755
                              ------         ------
                                9900          100.0%*


                                 GENERAL PARTNER

                              GENERAL        GENERAL
          GENERAL             PARTNER      PARTNERSHIP        INITIAL CAPITAL
          PARTNER              UNITS         INTEREST          CONTRIBUTION
          -------              -----         --------          ------------
Millennium Pipeline             100           100.0%**           US$143,519
Management Company, L.L.C.

----------
*     The Limited Partners, collectively, own 99.0% of the Partnership
      Interests.

** As owner of 100% of the General Partnership Interest, the General Partner owns 1.0% of the Partnership Interests.

                                    EXHIBIT B

                             LIMITED PARTNER OWNERS


LIMITED PARTNER             LIMITED PARTNER OWNER(S)        OWNERSHIP PERCENTAGE
---------------             ------------------------        --------------------
Columbia           Columbia Energy Group,                          100%
                   a Delaware corporation

MCN                MCNIC Pipeline and Processing Company,          100%
                   a Michigan corporation

TransCanada        TransCanada Pipelines Limited,                  100%
                   a Canada corporation

Westcoast          Westcoast Energy, Inc.,                         100%
                   a Delaware corporation